SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20509

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 10, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                              BISHOP EQUITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Nevada                    33-44567-NY               13-3632859
      (State or other juris-          (Commission File No.)       (IRS Employer
     diction  of  incorporation)                                      I.D.No.)

                           7825 Fay Avenue, Suite 200
                           La Jolla, California  92037
                    (Address of Principal Executive Offices)

                                 (619) 456-5777
                          Registrant's Telephone Number


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     (a) On March 10, 1999, the Registrant executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Aethlon Agreement") of Aethlon, Inc., a California corporation ("Aethlon") whereby the Registrant acquired approximately 92% of the outstanding shares of common stock of Aethlon in exchange for shares of Common Stock of the Registrant (the "Bishop Shares"). Pursuant to the Aethlon Agreement, Aethlon became a majority owned subsidiary of the Registrant.

     Also on March 10, 1999, the Registrant executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Hemex Agreement") of Hemex, Inc., a Delaware corporation ("Hemex") whereby the Registrant acquired approximately 83% of the outstanding shares of common stock of Hemex in exchange for Bishop Shares. Pursuant to the Hemex Agreement, Hemex became a majority owned subsidiary of the Registrant.

     The Registrant issued a total of 675,000 Bishop Shares to the former shareholders of Aethlon and 1,123,211 Bishop Shares to the former shareholders of Hemex as of March 10, 1999.

     The Aethlon Agreement provides that the Registrant may issue an additional 58,500 Bishop Shares to acquire the remaining 8% of Aethlon. The Hemex Agreement provides that the Registrant may issue an additional 243,000 Bishop Shares to acquire the remaining 17% of Hemex. It is the intention of the Registrant's management ("Management") to continue to attempt to acquire 100% of the outstanding shares of Aethlon and Hemex on the same terms and conditions afforded the Aethlon and Hemex shareholders who have already become parties to the Hemex Agreement and the Aethlon Agreement, respectively (the Hemex Agreement and the Aethlon Agreement are collectively referred to as the "Plan").

     As of March 10, 1999, shareholders representing 1,798,211 of the 2,083,500 shares to be issued under the Plan (approximately 86% of the Registrant's shareholders as of March 10, 1999) had executed and delivered the Plan. Taking into account the 1,798,211 shares of "restricted securities" of the Registrant issued under the Plan on March 10, 1999, there are currently 2,309,711 shares of common stock of the Registrant issued and outstanding. Assuming that all of the shareholders of Aethlon and Hemex enter into the Plan, there will be a total of 2,595,000 shares of Registrant outstanding.

     The Plan was approved by the Board of Directors of the Company on February 22, 1999.

     The former principal shareholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Deborah A. Salerno, former President and Director, owned 425,000 shares of the Registrant (83%), and Maureen Abato, former Secretary/Treasurer and Director owned 75,000 shares of the Registrant (15%).

     The source of the consideration used by the Aethlon and Hemex shareholders to acquire their respective interests in the Registrant was the exchange of their outstanding shares of common stock of Aethlon and Hemex pursuant to the Plan.

     The basis of the "control" by the Aethlon and Hemex shareholders is Stock ownership or positions held. Pursuant to the Plan, the then members of The Board of Directors and executive officers resigned, in seriatim, and the persons named in paragraph (b) below were designated to serve as directors and executive officers of the Registrant, until the next respective annual meetings of the shareholders and directors of the Registrant or until their prior resignations or terminations.

     The new members of the Board of Directors have adopted a resolution to amend the Registrants Articles of Incorporation to change the name of the Registrant to "Aethlon Medical, Inc." subject to shareholder approval.

     (b) To the knowledge of Management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new Management:

                                                                     Percent
                                                         Number        of
Name                     Title                         of Shares(1)   Class

James A. Joyce           Chairman, Secretary,            675,400      29.2%
                         and Director

Franklyn S. Barry, Jr.   President/Chief Executive       418,593 (2)  15.4% (2)
                         Officer, Interim Chief Financial
                         Officer, and Director

Edward G. Broenniman     Director                        255,874 (3)  11.1%

Clara Ambrus             Chief Scientific Officer and    450,279      19.5%
                         Director of Hemex

Deborah Salerno          Shareholder                     425,000      18.4%

Thomas Wolf              Shareholder                     131,820       5.7%

All directors and executive                            1,349,867 (4)  49.6% (4)
officers of Registrant as a group
(3 persons)

(1) Assumes 2,309,711 shares outstanding.
(2) Includes 412,500 shares issuable upon the exercise of presently-exercisable incentive stock options. The percentage ownership is based on 2,722,211 shares outstanding, assuming the exercise of the 412,500 options.
(3) Includes 201,989 shares owned of record by Linda Broenniman, Mr. Broenniman's wife.
(4) Includes 412,500 shares issuable upon the exercise of presently-exercisable incentive stock options held by Mr. Barry. The percentage ownership is based on 2,722,211 shares outstanding, assuming the exercise of the 412,500 options.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and Aethlon and Hemex, respectively. The members of the Board of Directors of the Registrant used criteria utilized in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Aethlon and Hemex; its management; and the potential benefit to the shareholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in either Aethlon or Hemex prior to the completion of the Plan.

Business

     Aethlon, incorporated in July 1998 under the laws of the State of California, was formed for the purpose of acquiring proprietary medical device technologies that it believes can be successfully developed and commercialized on an international basis. Prior to entering into the Plan, Aethlon had entered into an agreement with Hemex to provide interim funding and to acquire Hemex in accordance with the Plan.

     Hemex was incorporated in 1995 under the laws of the State of Delaware to develop and commercialize proprietary medical devices capable of removing harmful metal intoxicants and other contaminants from human blood. The commercialization of the Hemex HemopurifierTM, which removes targeted metal intoxicants in an extracorporeal (outside the body) fashion, will be the initial focus of the Registrant.

Management of Registrant


Names                               Title or Position                   Age

James A. Joyce                      Chairman, Secretary, and Director    37

Franklyn S. Barry, jr.              President/Chief Executive Officer,   59
  Interim Chief Financial Officer,
  and Director

Edward G. Broenniman                Director                             63

Resumes

James A. Joyce, Chairman, Secretary, and Director

     Mr. Joyce is the founder of Aethlon, Inc. Since 1993, Mr. Joyce has served as the Chief Executive Officer of James Joyce & Associates, a management consulting and investment banking organization that specializes in the structure and placement of private and public equity offerings. Most recently, he advised in the structure and placement of over $20 million in private equity on behalf of a publicly-traded computer distribution company, and served as a board member and advisor in the initial public offering of a biomedical company. Previously, Mr. Joyce was Chief Executive Officer of Mission Labs, Inc., and a principal in charge of U.S. operations for London Zurich Securities, Ltd. Mr. Joyce received a B.A. degree from the University of Maryland.

Franklyn S. Barry, Jr., President, Chief Executive Officer, Interim Chief Financial Officer, and Director

     Mr. Barry has over 25 years of experience in managing and building companies. He has been the President and Chief Executive Officer of Hemex since April 1997. From 1994 to April 1997, Mr. Barry's was a private consultant. Included among his prior experiences are tenures as President of Fisher-Price and as co-founder and CEO of Software Distribution Services, which today operates as Ingram Micro-D, an international distributor of personal computer products. Mr. Barry serves on the Board of Directors of both publicly-traded and privately-owned businesses in several different industries. Mr. Barry received a B.A. from Harvard College and an M.B.A. from Harvard Graduate School of Business Administration.

Edward  G.  Broenniman,  Director

     Mr. Broenniman has 30 years of management and executive experience with high-tech, privately-held growth firms where he has served as a CEO, COO, or corporate advisor, using his expertise to focus management on increasing profitability and stockholder value. Mr. Broenniman recently served on the Board of Directors of publicly-traded QuesTech (acquired by CACI International), and currently serves on the Boards of four privately-held firms, the Dingham Center for Entrepreneurship's Board of Advisors at the University of Maryland, and the Board of the Association for Corporate Growth. Mr. Broenniman holds a B.A. degree from Yale University and a M.B.A. degree from Stanford University


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     None; not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     None; not applicable.

ITEM 5.   OTHER EVENTS.

     None; not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None; not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial statements for the years ended March 31, 1999 (audited) will be filed on or before May 24, 1999, which is 75 days after the closing of the Plan on March 24, 1999.

(b) Pro Forma Financial Information.

     Pro forma financial statements are being prepared and will be filed on or before May 24, 1999, which is 75 days after the closing of the Plan on March 24, 1999.

(c) Exhibits.

     10.1 AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE REGISTRANT AND
          AETHLON

              Exhibit "A" - List of Aethlon Shareholders
              Exhibit "B" - Aethlon Letter of Intent
              Exhibit "C" - Hemex Letter of Intent
              Exhibit "D" - Resolutions of Bishop
              Exhibit "E-1" - Indemnification of Barry
              Exhibit "E-2" - Indemnification of Joyce
              Exhibit "E-3" - Indemnification of Broenniman
              Exhibit "F" - Copies of Shares or Lost Certificate Affidavits Exhibit "G" - Power of Attorney to Shareholder Representative Exhibit "H" - Legal Opinion of Bishop Counsel
              Exhibit "I" - Schedule of Exceptions of Aethlon
              Exhibit "J" - Financial Statements of Aethlon
              Exhibit "K" - List of Aethlon Bank Accounts and Signatories
                            Therefor
              Exhibit "L" - Schedule of Exceptions of Bishop
              Exhibit "M" - Financial Statements of Bishop**
              Exhibit "N" - List of Bishop Bank Accounts and Signatories
                            Therefor

     10.2 AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE REGISTRANT AND
          HEMEX

              Exhibit "A" - List of Hemex Shareholders
              Exhibit "B" - Hemex Letter of Intent
              Exhibit "C" - Bishop Letter of Intent
              Exhibit "D" - Resolutions of Bishop
              Exhibit "E-1" - Indemnification of Barry
              Exhibit "E-2" - Indemnification of Joyce
              Exhibit "E-3" - Indemnification of Broenniman
              Exhibit "F" - Copies of Shares or Lost Certificate Affidavits Exhibit "G" - Power of Attorney to Shareholder Representative Exhibit "H" - Legal Opinion of Bishop Counsel
              Exhibit "I" - Schedule of Exceptions of Hemex
              Exhibit "J" - Financial Statements of Hemex
              Exhibit "K" - Legal Descriptions of Real Property of Hemex
              Exhibit "L" - List of Personal Property of Hemex
              Exhibit "M" - Patents, Trademarks, Service Marks of Hemex
              Exhibit "N" - List of Insurance Policies of Hemex
              Exhibit "O" - List of Hemex Bank Accounts and Signatories Therefor Exhibit "P" - Schedule of Exceptions of Bishop
              Exhibit "Q" - Financial Statements of Bishop**
              Exhibit "R" - List of Bishop Bank Accounts and Signatories
                            Therefor

     **Filed with Registrant's Annual Report on Form 10-K for the year ended March 31, 1998 and incorporated herein by this reference.

ITEM 8.   CHANGE IN FISCAL YEAR.

     None; not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BISHOP EQUITIES, INC.

Date: March 25, 1999     By:/s/James A. Joyce
                         ------------------------------------------------
                         James A. Joyce, Chairman, Secretary and Director

                               EXHIBIT "A"

                              Aethlon, Inc.

        Shareholders' Names                   Number of Shares Issuable

James A. Joyce                                           675,000

John Orkish                                                1,700

Frank Lowthers & Angelica Camargo                         10,000

John P. Bell, Jr.                                         15,000

Philip A. & Margaret A. Ward                               7,500

Jeffrey Lee Dalton                                         8,000

Dana H. & Susan B. Lee                                     3,300

Edward C. Brookins Trust                                   3,000

Bruce A. & Rhoda P. Shear                                  5,000

Mario C. & Judith J. Drago                                 2,500

John Gaidmore                                              2,500

                                 AETHLON, INC.
                               7825 Fay Avenue
                                  Suite 200
                          La  Jolla, California 92037
                             Phone: (619) 456-5777
                               Fax: (619) 456-4690

                                 July 28, 1998

Mr. Franklyn S. Barry, Jr.
President and Chief Executive Officer
Hemex, Inc.
143 Windsor Avenue
Buffalo, New York 14209

         Re:    Aethlon, Inc. Letter of Intent

Dear  Mr.  Barry:

         In accordance with our various discussions, this letter is written to evidence our mutual intention to enter into this binding Letter of Intent (the "Letter of Intent") pursuant to which Aethlon, Inc., a California corporation ("Aethlon") will secure the acquisition of Hemex, Inc., a Delaware corporation ("Hemex"), by Bishop Equities, Inc., a Nevada corporation ("Bishop"), through a tax-free exchange of stock pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Hemex Reorganization"). For purposes of this Letter of Intent, Aethlon, Hemex and Bishop are hereinafter collectively referred to as the "Consolidated Companies."

         Prior to entering into this Letter of Intent, Aethlon has also entered into another, separate letter of intent with Bishop, pursuant to which Aethlon will also be acquired by Bishop through a tax-free exchange of stock pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Aethlon Reorganization") immediately prior to the closing of the Hemex Reorganization. The acquisition of Aethlon and Hemex by Bishop as contemplated hereby are hereinafter collectively referred to as the "Acquisitions."

         Aethlon and Hemex agree that execution of this Letter of Intent is subject to the following terms and conditions:

         1. Aethlon will use its best efforts to raise at least $400,000.00 through a private placement of shares of Aethlon Common Stock (hereinafter referred to as the "Aethlon Offering") and through contributions of capital to Aethlon by its founder. The shares issued pursuant to the Aethlon Offering will not be registered under federal or state securities laws, but

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 2

will be issued pursuant to one or more exemptions from the registration requirements of applicable state and/or federal securities laws. The Aethlon Reorganization will occur as soon as practicable following the closing of the Aethlon Offering. The parties hereto agree that Aethlon and Bishop (following the Aethlon Reorganization) will use the proceeds from the Aethlona 0ffering, as provided in Appendix I, to provide working capital and to prepare for and complete an anticipated $3,000,000.00 private placement to be conducted by Bishop after the Acquisitions. If Aethlon fails to raise at least $400,000.00 in the Aethlon Offering and close the Aethlon Reorganization within sixty (60) days of the Securities Registration Compliance Date, Hemex will-be entitled to terminate this Letter of Intent without being in breach. (For purposes of this Letter of Intent, the "Securities Registration Compliance Date" shall be the date upon which both the Private Placement Memorandum is completed and all necessary Blue Sky registration requirements and/or exemptions thereto are complied with for the Aethlon Offering . At anytime after this Letter of Intent is executed by Hemex and prior to the Hemex Reorganization, Hemex, will be able to request that Aethlon make advances to Hemex from Aethlon's available funds (such advances to Hemex are hereinafter referred to as "Interim Advances"). However, once Hemex requests and receives from Aethlon any Interim Advances, Hemex will no longer be able to terminate this Letter of Intent based on Aethlon's failure to complete the Aethlon Offering. If this Letter of Intent is terminated for any reason, then in addition to such other remedies as the parties may have, Aethlon may elect to convert the Interim Advances to a loan bearing interest at ten percent (10%) per annum from the date such funds were advanced, which loan shall immediately be due and payable to Aethlon.

         2. Immediately prior to the Acquisitions, Bishop will have outstanding no more than 511,500 shares of its Common Stock. Upon completion of the Aethlon Offering and the Aethlon Reorganization, or at anytime after receiving Interim Advances and being so instructed by Aethlon, Hemex will be obligated to close the Hemex Reorganization, whereby Hemex will transfer all outstanding shares of Hemex stock to Bishop in return for 1,350,000 shares of Common Stock of Bishop. Prior to the Hemex Reorganization, Aethlon and Bishop will close the Aethlon Reorganization whereby Aethlon's shareholders will transfer all outstanding shares of Aethlon stock to Bishop in return for 825,000 shares of Common Stock of Bishop. Immediately following the Acquisitions, the total number of outstanding shares of Common Stock of Bishop will be 2,686,500, and the former shareholders of Hemex will collectively own approximately 50.25% of the outstanding shares of Bishop, the former shareholders of Aethlon will own approximately 30.71% of the outstanding shares of Bishop, and the original shareholders of Bishop will own approximately 19.04% of the outstanding shares of Bishop.

         3. Upon completion of the Acquisitions, management of the Consolidated Companies shall use its best efforts to raise $3,000,000.00 for the Consolidated Companies through a private placement of Bishop stock (hereinafter referred to as the "Bishop Offering."), and the proceeds shall be used as reflected in Appendix II. The terms and conditions of the proposed Bishop Offering will be agreed upon and approved by the board of directors of Bishop (hereinafter referred to as the "Board"). Prior to completion of the Bishop Offering, a majority

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 3

of the Board shall be appointed by Hemex. In the event the Board is comprised of three (3) members, one member shall be James A. Joyce and the other two (2) shall be Franklyn S. Barry, Jr. plus one additional member appointed by Hemex.

         4. In the event that Bishop does not conclude both the Aethlon Reorganization and the Hemex Reorganization within ninety (90) days following execution of this Letter of Intent by Hemex, then Aethlon will have the right, for a period of ninety (90) additional days, to either assume the rights and responsibilities of Bishop set forth herein, or to replace Bishop with another "public shell" which shall assume the rights and responsibilities of Bishop set forth herein to enable Aethlon and Hemex to complete the intents and purposes of this Letter of Intent. Aethlon's rights pursuant to this Letter of Intent shall be assignable by Aethlon; however, during the period between the execution of this Letter of Intent and the closing of the Hemex Reorganization, such right is subject to the approval of Hemex. Furthermore, upon the termination or expiration of this Letter of Intent, Hemex may not enter into any financial or business relationship, for a period of twenty-four (24) months from the date of termination or expiration, with any party exposed to the transactions proposed herein without the prior written consent of Aethlon. This covenant shall survive the termination or expiration of this Letter of Intent. In addition to any other rights and remedies Aethlon may have in the event of a breach of this Letter of Intent, Hemex agrees that Aethlon shall also have the right to injunctive relief to enforce this provision.

         5. Prior to the Hemex Reorganization, Hemex will cause all Shareholders Loans and one (1) year 14% Convertible Notes, including any and all accrued interest incurred thereon, to be converted to common stock of Hemex. Furthermore, prior to the Hemex Reorganization, Hemex will reduce the total of all liabilities, including both short-term and long-term liabilities, to no more than Five Hundred Thousand Dollars ($500,000.00).

         6. As a condition to the closing of the Hemex Reorganization, the Hemex Shareholders and the Aethlon founder will enter into an agreement with Bishop pursuant to which the Hemex Shareholders and the Aethlon founder will agree that they will not, without prior written approval of Bishop, offer for sale, sell, pledge, hypothecate or otherwise dispose of, directly or indirectly, any of the shares of Bishop stock which they may own legally or beneficially in any manner whatsoever, whether pursuant to Rule 144 of the Securities Act of 1933 or otherwise, for a period of eighteen (18) months from the date of receipt of the Bishop shares. As a further condition to the closing of the Hemex Reorganization, Hemex and all of its shareholders approving the transaction and the Aethlon founder will further agree and authorize Bishop to take any actions (including, but not limited to, notification of Bishop's transfer agent regarding any such restrictions) necessary to enforce this provision and restrict the sale or transfer of the Bishop shares as provided herein.

         7. As a condition to the closing of the Hemex Reorganization, Bishop, on behalf of itself and the Consolidated Companies, shall execute and enter into separate employment contracts with (i) Dr. Clara M. Ambrus, Chairman of the Board of Directors and

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 4

Chief Scientific Officer of Hemex; (ii) Franklyn S. Barry, Jr., President and Chief Executive Officer of Hemex; and (iii) James A. Joyce, President of Aethlon. The exact terms of each of the employment contracts will be negotiated in good faith in the future (prior to the closing of the Hemex Reorganization) by the parties referenced above. However, in the event that one or more of the parties is/are unable to reach agreement on the terms of their respective employment contract(s), then the respective terms and conditions listed in Appendix III, attached hereto and incorporated herein, shall constitute a binding employment contract, to be interpreted as necessary by the Compensation Committee of the Board.

         8. Each party shall pay for those legal and accounting fees which it incurs in the course of the transactions contemplated herein from the funds provided for in the Aethlon Offering, as set forth in Appendix I to this Letter of Intent.

         9. In the event one or more audits are required of Bishop, Hemex, Aethlon or the Consolidated Companies as a prerequisite to any transaction contemplated herein, and such audit or audits cannot be completed within the time frames set forth herein, then each such deadline shall automatically be extended to a date sixty (60) days after such audited financial statements are issued.

         10. Until consummation or termination of the Hemex Reorganization, Hemex will conduct its business only in the ordinary course and none of the assets or properties of Hemex shall be sold or disposed of except in the ordinary course of business or with the consent of Aethlon. Hemex further agrees not to enter into any agreements regarding the sale, exchange, issuance, or other disposition of its stock, whether such stock be outstanding, treasury, and/or authorized but not issued, to any other person or persons, whether individual or corporate, without the prior written consent of Aethlon.

         11. Aethlon makes the following representations and warranties to Hemex, which shall be incorporated into the parties' formal agreements and which shall survive the closing of the Acquisitions:

                (a) Aethlon is a corporation duly organized, validly existing and in good standing under the laws of California, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

                (b) Aethlon has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Aethlon, and no other corporate proceedings on the part of Aethlon are necessary to authorize the Letter of Intent and the transactions contemplated by the Letter of Intent.

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 5

                (c) The execution and delivery of the Letter of Intent, the consummation of the transactions contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of Aethlon, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Aethlon, or
(iii)  result in the creation or imposition of any lien on any asset of Aethlon.

         12. Hemex makes the following representations and warranties to Aethlon, which shall survive the closing of the Acquisitions:

                (a) Hemex is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

                (b) Hemex has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Hemex.

                (c) The execution and delivery of the Letter of Intent and the consummation of the transactions contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the articles of incorporation or bylaws of Hemex, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Hemex, or
(iii)  result  in  the creation or imposition of any lien on any asset of Hemex.

         As soon as practicable following the execution of this Letter of Intent, the parties shall commence the preparation of one or more formal agreements which shall incorporate the terms and provisions set forth in this Letter of Intent as well as such other terms and conditions as are customarily included in such transaction documents. Each party agrees to negotiate in good faith such additional terms and conditions. However, in the event that the parties are unable to agree on such additional terms and conditions, this Letter of Intent and such additional terms and conditions as the parties may agree upon shall constitute the binding agreement of the parties and shall be fully enforceable in the event of a breach.

Mr. Franklyn S. ]Barry, Jr.
July 28, 1998
Page 6

         If the foregoing is in accordance with your intentions and our understanding regarding the items set forth, please so indicate by signing below and returning a signed original of this letter to me. A duplicate original is provided for your records.

                                            Very truly yours,

                                            AETHLON, INC.


                                               /s/ James A. Joyce
                                            ---------------------------
                                            By:  James A. Joyce
                                                 Its: President

AGREED AND ACCEPTED

Hemex, Inc., a Delaware corporation



      /s/ Franklyn S. Barry
By:  ---------------------------------

              President and CEO
        Its:  ---------------------------------

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 7

                                    APPENDLX I

               CONTEMPLATED USE OF PROCEEDS OF THE AETHLON OFFERING

The contemplated use of proceeds from the Aethlon Offering shall be as follows:

      Aethlon transaction and administrative expenses:              $ 95,000.00

      Hemex transaction and administrative expenses
      including the reduction of accounts payable:                  $205,000.00

      Hemex Phase II Clinical Trial preparation:                    $100,000.00

Mr.  Franklyn  S.  Barry,  Jr.
July  28,  1998
Page  8

                                    APPENDIX  II

               CONTEMPLATED USE OF PROCEEDS OF THE BISHOP OFFERING

The contemplated use of proceeds from the Bishop Offering shall be as follows:

      Bishop  Offering  expenses:                                $  350,000.00

      Working  capital  for  the  Consolidated  Companies:       $1,800,000.00

      Reduction  of  accrued  debt  and  expenses:               $  500,000.00

      Offering  expenses  related  to  future  follow-on  raise: $  350,000.00


       In the event that the Bishop Offering for the Consolidated Companies is on a minimum-maximum basis that allows for the Consolidated Companies to break escrow and obtain proceeds prior to the sale of the entire offering, then the use of proceeds shall be applied first to Offering Expenses and second to working capital and the reduction of accrued debt and expenses. Of those funds released from escrow, funds applied to the reduction of accrued debts and expenses will not exceed five percent (5%) of any amount up to Two Million Dollars ($2,000,000.00), and will not exceed ten percent (10%) of any amount up to Two Million Five Hundred Thousand Dollars ($2,500,000.00).

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 9

                                    APPENDIX III

                     TERMS AND CONDITIONS OF EMPLOYMENT CONTRACTS


       In  the event that Dr. Clara Ambrus, Franklyn S. Barry, Jr., and/or James
A. Joyce (collectively, the "Employees" and individually an "Employee") fail to reach agreement with Bishop (the "Company") on the exact terms and conditions of their respective employment agreements, then the following respective terms and conditions shall constitute a binding employment contract for the Employee who so fails to reach agreement, to be interpreted as necessary by the Compensation Committee of the Board.

       Term  of Contract:         Two  (2) years, with automatic renewal for one
                                  (1)year  periods  unless notice is given prior
                                  to the expiration of the initial term (or such subsequent renewal term, if applicable).

       Termination  of  Contract: Either  party can  terminate the contract upon sixty (60) days written notice; or the company may terminate immediately with or without cause.

       Severance  Package:        If  the  employment  contract is terminated by
                                  the Employee, or (ii) the Company for cause, then the Employee is not entitled to any severance pay; if the employment contract is terminated by the Company without cause, then the Company shall pay the Employee one (1)year of salary from the date of termination.

       Non-Compete  Provision:    The  Employee  shall  not compete, directly or
                                  indirectly,  with   any  of  the  Consolidated
                                  Companies (i.e., Hemex, Aethlon or Bishop and any future acquired company) during the term of their employment.

       Non-Disclosure  Provision: The   Employees   shall   not   disclose   any
                                  Confidential   information   to   any    third
                                  parties,  at  any  time.

       Disability  Provision:     After   one   hundred  eighty  (180)  days  of
                                  Complete disability, defined as inability to Substantially perform the duties required of such Employee prior to the disability, the Company can terminate the

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 10

                                  Employee with no further salary obligation and no further severance obligation.

       Incentive  Compensation:   A  pool created by twenty percent (20%) of net
                                  income over approved plan in any year is divided in proportion to each officer's salary as a percentage of all salaries of officers participating in the plan.

       Stock  Option  Plan:       A  properly  approved  Incentive  Stock Option
                                  Plan   (the  "Plan"),   administered   by    a
                                  Compensation   Committee   of   the  Board  of
                                  Directors,  shall  be  in  place within ninety
                                  (90)   days   of   the   completion   of   the
                                  Acquisitions.   The  Plan  shall  provide  for
                                  Franklyn  S.  Barry,  Jr. to be issued Options
                                  To  purchase  412,500  shares  of stock in the
                                  Consolidated  Companies   at  the  same  price
                                  Offered  to investors in the Aethlon Offering.
                                  The Option may be exercised at any time for five (5) years after the applicable lock-up period.

       Miscellaneous:             The  Consolidated  Companies   shall  promptly
                                  reimburse  all  reason~61e  expenses  incurred
                                  by  the Employee related to the performance of
                                  their  duties as an Employee; the Consolidated
                                  Companies  shall  provide health insurance and
                                  long-term   disability   insurance    to   the
                                  Employee;  and  the Employee shall be entitled
                                  to  four  (4)   weeks  of  paid  vacation  and
                                  reasonable  time  for  personal  matters.

       Position/Title:            Dr.  Clara  M.   Ambrus  shall  be  the  Chief
                                  Scientific  Officer   of  Hemex  and  Aethlon;
                                  Franklyn S. Barry, Jr., shall be a member of the board of directors, President, and Chief
                                  Executive  Officer  of  Hemex and Aethlon; and
                                  James A. Joyce shall be the Chairman of the Board of Directors of Aethlon.

       Salary:                    The  salaries  for  1998  shall be as follows:
                                  Dr. Clara Ambrus - $80,000.00; Franklyn S. Barry, Jr. $120,000.00; James A. Joyce $108,000.00. The salaries shall be subject to adjustment at the end of each calendar year.

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 11


                                      /s/  Clara M. Ambrus
                                  --------------------------------------------
                                         Clara M. Ambrus


                                      /s/ Franklyn S. Barry, Jr.
                                  --------------------------------------------
                                         Franklyn S. Barry, Jr.

                                      /s/  James A. Joyce
                                   -------------------------------------------
                                         James A. Joyce

                                  AETHLON, INC.
                                 7825 Fay Avenue
                                    Suite 200
                           La Jolla, California 92037
                              Phone: (619) 456-5777
                               Fax: (619) 456-4690

                                 July 15, 1998

Ms. Deborah Salerno
President
Bishop Equities, Inc.
355 Southend Avenue
Apartment 22B
New York, New York 10280

Re:          Aethlon, Inc. Letter of Intent

Dear Ms. Salerno:

     In accordance with our various discussions, this letter is written to evidence our mutual intention to enter into this non-binding Letter of Intent (the "Letter of Intent") pursuant to which Bishop Equities, Inc., a Nevada corporation ("Bishop"), will acquire both Aethlon, Inc., a California corporation ("Aethlon"), and Hemex, Inc., a Delaware corporation ("Hemex"). Bishop will acquire Aethlon through a tax-free exchange of stock pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Aethlon Reorganization). Bishhop will also acquire Hemex through a separate tax-free exchange of stock pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Hemex Reorganization". For purposes of this Letter of Intent, Aethlon, Hemex, and Bishop are hereinafter collectively referred to as the "Consolidated Companies."

     As soon as is practicable after entering into this Letter of Intent, Aethlon will also enter into another, separate letter of intent with Hemex (substantially in accordance with the Letter of Intent dated July 15, 1998, a copy of which is attached hereto as Exhibit "I"), pursuant to which Aethlon will secure the right for Bishop to complete the Hemex Reorganization immediately after the closing of the Aethlon Reorganization. The acquisition of Aethlon and Hemex by Bishop as contemplated hereby are hereinafter collectively referred to as the "Acquisitions."

     Aethlon and Bishop agree that execution of this Letter of Intent is subject to the following terms and conditions:

Ms. Deborah Salerno
July 15, 1998
Page 2

     1 . Immediately prior to the Acquisitions, Bishop will have outstanding no more than 511,500 shares of its Common Stock. Within ninety (90) days following execution of the Aethlon-Hemex Letter of Intent by Hemex, Bishop will close the Aethlon Reorganization, whereby Aethlon's shareholders will transfer all outstanding shares of Aethlon stock to Bishop in return for 825,000 shares of Common Stock of Bishop. As soon as practicable after the close of the Aethlon Reorganization (but within ninety (90) days following execution of the Aethlon Hemex Letter of Intent by Hemex), Bishop will close the Hemex Reorganization, whereby Hemex' shareholders will transfer all outstanding shares of Hemex stock to Bishop in return for 1,350,000 shares of Common Stock of Bishop. Immediately following the Acquisitions, the total number of outstanding shares of Common Stock of Bishop will be 2,686,500, and the former shareholders of Hemex will collectively own approximately 50.25% of the outstanding shares of Bishop, the former shareholders of Aethlon will own approximately 30.71% of the outstanding shares of Bishop, and the original shareholders of Bishop will own approximately 19.04% of the outstanding shares of Bishop.

     2. Upon completion of the Acquisitions, all of the Directors on Bishop's Board will immediately resign and shall be replaced by a slate of directors to be named by Aethlon's Board of Directors, a majority of which shall be approved by Hemex. In the event Bishop's Board is comprised of three (3) members, one (1) member shall be James A. Joyce, one (1) member shall be Franklyn S. Barry, Jr., and one (1) member shall be appointed by Hemex.

3. Bishop must acquire both Hemex and Aethlon, pursuant . to this Letter of Intent and the Aethlon-Hemex Letter of Intent, and Bishop shall not have the right to acquire only one of the corporations without also acquiring the other. In the event that Bishop does not conclude both the Aethlon Reorganization and the Hemex Reorganization within ninety (90) days following execution of the Aethlon-Hemex Letter of Intent by Hemex, then both Aethlon and Bishop shall have the right to terminate this Letter of Latent, without obligation, by giving written notice of termination to the other party. Additionally, during the due diligence review period, either party may terminate this Letter of Intent, without obligation, by giving written notice of termination to the. other party.

     4. As a condition to the closing of the Hemex Reorganization and the Aethlon Reorganization, the original shareholders of Bishop will enter into an agreement with Aethlon pursuant to which the original shareholders of Bishop will agree that they will not, without prior written approval of Aethlon, offer for sale, sell, pledge, hypothecate or otherwise dispose of, directly or indirectly, any of the shares of Bishop stock which they may own legally or beneficially in any manner whatsoever, whether pursuant to Rule 144 of the Securities Act of 1933 or otherwise, for a period of time, to be negotiated in good faith prior to closing the Aethlon Reorganization by Aethlon and Bishop, from the date of the closing of the Acquisitions. As a further condition to the closing of the Hemex Reorganization and the Aethlon Reorganization, Bishop and all of its original shareholders will further agree and authorize Aethlon to take any actions (including, but not limited to, notification of Bishop's transfer agent

Ms. Deborah Salerno
July 15, 1998
Page 3

regarding any such restrictions) necessary to enforce this provision and restrict the sale or transfer of the Bishop shares as provided herein.

     5. Each party shall pay for its own legal and accounting fees to consummate the Acquisitions.

     6. Until consummation or termination of the Hemex Reorganization and Aethlon Reorganization, Bishop will conduct its business only in the ordinary course and none of the assets or properties of Bishop shall be sold or disposed of except in the ordinary course of business or with the consent of Aethlon. Bishop further agrees not to enter into any agreements regarding the sale, exchange, issuance, or other disposition of its stock, whether such stock be outstanding, treasury, and/or authorized but not issued, to any other person or persons, whether individual or corporate. Bishop further agrees not to take any actions that may lead to or result in Bishop being de-listed by the National Association of Stock Dealers Automated Quotations ("Nasdaq") OTC Bulletin Board (Nasdaq symbol: BSEQ).

     7. In the event one or more audits are required of Bishop, Hemex, Aethlon or the Consolidated Companies as a prerequisite to any transaction contemplated herein, and such audit or audits cannot be completed within the time frames set forth herein, then each such deadline shall automatically be extended to a date sixty (60) days after such audited financial statements are issued.

     8. Aethlon makes the following representations and warranties to Bishop, which shall be incorporated into the parties' formal agreements and which shall survive the closing of the Acquisitions:

     (a) Aethlon is a corporation duly organized, validly existing and in good standing under the laws of California, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

     (b) Aethlon has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Aethlon, and no other corporate proceedings on the part of Aethlon are necessary to authorize the Letter of Intent and the transactions contemplated by this Letter of Intent.

(c) The execution and delivery of the Letter of Intent, the consummation of the transactions contemplated by this Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i)conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of Aethlon, (ii) violate or conflict with,

Ms. Deborah Salerno
July 15, 1998
Page 4

or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Aethlon, or (iii) result in the creation or imposition of any lien on any asset of Aethlon.

     9. Bishop makes the following representations and warranties to Aethlon, which shall survive the closing of the Acquisitions:

     (a) Bishop is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

     (b) Bishop is a public corporation that is listed on the Nasdaq OTC Bulletin Board, is governed by the Securities Exchange Act of 1934, and is subject to regulation by the National Association of Stock Dealers ("NASD") and the Securities and Exchange Commission, and is currently in good standing with all governmental authorities, is current with all of its required regulatory filings, and is, to the best of its knowledge, not under investigation by any governmental authority.

     (c) Bishop has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Bishop and no other corporate proceedings on the part of Bishop are necessary to authorize the Letter of Intent and the transactions contemplated by this Letter of Intent.

     (d The execution and delivery of the Letter of Intent, the consummation of the transactions 'contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the articles of incorporation or bylaws of Bishop, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Bishop, or (iii) result in the creation or imposition of any lien on any asset of Bishop.

     (e) The Common Stock of Bishop that Bishop will issue to the former shareholders of Aethlon and Hemex hereunder, when issued and delivered in accordance with the terms of this Letter of Intent, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions (i) under this Letter of Intent, (ii) under the letter of intent between Hemex and Aethlon, and (iii) under applicable state and federal securities laws.

Ms. Deborah Salerno
July 15, 1998
Page 4

or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Aethlon, or (iii) result in the creation or imposition of any lien on any asset of Aethlon.

     9.     Bishop  makes  the  following  representations   and  warranties  to
Aethlon,  which  shall  survive  the  closing  of  the  Acquisitions:

     (a) Bishop is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

     (b) Bishop is a public corporation that is listed on the Nasdaq OTC Bulletin Board, is governed by the Securities Exchange Act of 1934, and is subject to regulation by the National Association of Stock Dealers C`NASD'~ and the Securities and Exchange Commission, and is currently in good standing with all governmental authorities, is current with all of its required regulatory filings, and is, to the best of its knowledge, not under investigation by any governmental authority.

     (c) Bishop has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Bishop and no other corporate proceedings on the part of Bishop are necessary to authorize the Letter of Intent and the transactions contemplated by this Letter of Intent.

     (d)     The   execution   and   delivery  of  the  Letter  of  Intent,  the
consummation of the transactions 'Contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the articles of incorporation or bylaws of Bishop, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Bishop, or
(iii)  result  in the creation or imposition of any lien on any asset of Bishop.

     (e) The Common Stock of Bishop that Bishop will issue to the former shareholders of Aethlon and Hemex hereunder, when issued and delivered in accordance with the terms of this Letter of Intent, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions (i) under this Letter of Intent,(ii) under the letter of intent between Hemex and Aethlon, and (iii)under applicable state and federal securities laws.

Ms. Deborah Salerno
July 15, 1998
Page 5

     As soon practicable following the execution of this Letter of Intent, the parties shall commence the preparation on one or more formal agreements which shall incorporate the terms and provisions set forth in this Letter of Intent as well as such other terms and conditions as are customarily included in such transaction documents. Each party agrees to negotiate in good faith such additional terms and conditions. Except as provided above, neither Aethlon nor Bishop will be under any legal obligation to the other until such time as formal agreement(s) have been executed.


   If the foregoing is in, accordance with your intentions and our understanding regarding the items set forth, please so indicate by signing below and returning a signed original of this letter to me. A duplicate original is provided for your records.

                                          Very truly yours,

                                          AETHLON, INC



                                            /s/  James A. Joyce
                                           ------------------------------------
                                           By:    James A.  Joyce
                                                  Its  President


AGREED AND ACCEPTED

Bishop Equities, Inc., a Nevada corporation


              /s/ Deborah Salerno
By:       --------------------------------------------------
              Deborah Salerno
              Its:  President

                          UNANIMOUS CONSENT IN LIEU OF
                    SPECIAL MEETING OF THE BOARD OF DIRECTORS
                            OF BISHOP EQUITIES, INC.




     The undersigned, constituting the entire Board of Directors of Bishop Equities, Inc. (the "Company") hereby ratifies and approves the following resolutions with the same formality as if the matters had been put to a vote of the Directors at a meeting held upon notice:

     RESOLVED, that the officers may take all actions necessary in connection with the execution and delivery and performance in accordance with the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Hemex, Inc., by Bishop Equities, Inc.; and it is further

     RESOLVED, that the officers may take all actions necessary in connection with the execution and delivery and performance in accordance with the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Aethlon, Inc., by Bishop Equities, Inc.; and it is further

     RESOLVED, that the following persons are hereby elected and appointed to serve as members of the Board of Directors of the Company, effective as of the closing date of the Reorganization:


                       Franklyn S. Barry, Jr.
                       James A. Joyce
                       Edward G. Broenniman

and it is further


     RESOLVED, that the Company accepts the resignations of its officers, Deborah Salerno and Maureen Abato, effective as of the closing date of the Reorganization.


                                   -----------------------------
                                   Deborah Salerno


                                   -----------------------------
                                   Maureen Abato


Dated:  As of February 22, 1999

                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT, dated as of February 12, 1999, is made and entered into by and between BISHOP EQUITIES, INC., a Nevada corporation (the "Company"), and FRANKLYN S. BARRY, JR. ("BARRY").

     WHEREAS,  BARRY  is  currently  serving  as  a  director  of  the  Company;

     WHEREAS, the Articles of Incorporation (the "Charter") of the Company provides that the Company will indemnify, in the manner and to the fullest extent permitted by the Nevada Revised Statutes (the "NRS"), certain persons against specified expenses arising out of certain threatened, pending or completed actions, suits or proceedings; and

     WHEREAS, in order to induce BARRY to continue to serve the Company in his present capacity, and to provide BARRY with specific contractual assurance that the protection authorized by the Charter will be available to BARRY, the Company wishes to enter into this Agreement.

     NOW  THEREFORE,  the  Company  and  BARRY  hereby  agree  as  follows:

1. Definitions. The following terms, as used herein, shall have the following meanings.

     (a) "Suit" shall mean any claim, demand, action, suit, lawsuit, arbitration, mediation, hearing, or proceeding.

     (b) "Covered Claim" shall mean any threatened, pending or completed Suit, whether civil, criminal, administrative or investigative, by reason of the fact that BARRY is or was a director of the Company.

     (c) "Determination" shall mean a determination, based upon the facts known at the time, made by:

          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the Suit in question, even though less than a quorum;

          (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion;

          (iii)    the  stockholders  of  the  Company;  or

          (iv) a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication.

In the event that there are conflicting determinations, the determination shall be given effect in the following order of precedence: First, by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication; second, to the stockholders of the Company; third, to the independent legal counsel in a written opinion; and last, to the Board of Directors of the Company.

     (d)     "Payment"  shall mean all costs and expenses (including attorneys')
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by BARRY in connection with or relating to a Covered Claim.

2. Indemnification. The Company shall indemnify and hold harmless BARRY against and from any and all Payments to the extent that:

     (a) the Company shall not have advanced expenses to BARRY pursuant to the provisions of the Charter or otherwise and no Determination shall have been made pursuant to such Charter provision or the NRS that BARRY is not entitled to indemnification;

     (b) BARRY shall not already have received payment on account of such Payments from any third party, including, without limitation, pursuant to one or more valid and collectible insurance policies; and

     (c)     such  indemnification  by  the  Company  is  not  unlawful.

Notwithstanding anything contained in this Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof , the Company shall have no obligation to indemnify BARRY in connection with a proceeding (or part thereof) initiated by BARRY unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify BARRY under this Agreement for any amounts paid in a settlement of any Suit effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any Suit in any manner that would impose any obligation on BARRY (regardless of whether BARRY would be entitled to indemnification for obligations) without BARRY's prior written consent, which consent shall not be unreasonably withheld.

3.  Indemnification  Procedure;  Advancements  of  Expenses.

     (a) If at the time of receipt of any notice pursuant to Section 9 hereof the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such Suit to the insurers in accordance with the procedures set forth in the respective policies in favor of BARRY. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of BARRY, all Payments payable as a result of such Suit in accordance with the terms of such policies.

     (b) All expenses, including attorneys' fees, incurred by BARRY in defending any Covered Claim shall be paid by the Company in advance of the final disposition of such Covered Claim upon an undertaking by or on behalf of BARRY to repay such amount if it shall ultimately be determined by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to be indemnified by the Company as authorized herein. BARRY hereby undertakes to and agrees that he will repay the Company for any expenses advanced by or on behalf of the Company pursuant to this Section 3(b) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that BARRY is not entitled to indemnification under this Agreement.

     (c) If the Company shall advance the expenses of any such Suit pursuant to Section (b) hereof, it shall be entitled to assume the defense of such Suit, if appropriate, with counsel reasonably satisfactory to BARRY, upon delivery to BARRY of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to BARRY under this Agreement for any expenses subsequently incurred by BARRY in connection with such defense other than reasonable expenses of investigation; provided, however, that:

(i) BARRY shall have the right to employ separate counsel in any such Suit provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at BARRY's own expense; and

(ii) the fees and expenses of counsel employed by BARRY shall be at the expense of the Company if (x) the employment of counsel by BARRY has previously been authorized by the Company, (y) BARRY shall have reasonably concluded that there may be a conflict of interest between the Company and BARRY in the conduct of any such defense (provided, that the Company shall not be required to pay for more than one counsel to represent two or more indemnitees where such indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense) or (z) the Company shall not, in fact, have employed counsel reasonably satisfactory to BARRY to assume the defense of such Suit.

     (d) All payments on account of the Company's advancement obligations under Section (b) hereof shall be made within 20 days of BARRY's written request therefor. All other payments on account of the Company's obligations under this Agreement shall be made within 60 days of BARRY's written request therefor, unless a Determination is made that the claims giving rise to BARRY's request are not payable under this Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of BARRY's incurrence of the expenses for which such payment is sought.

4. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(d) hereof, BARRY may at any time thereafter bring suit against the Company to recover the unpaid amount of such clam. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

5. Partial Indemnification. If BARRY is entitled under any provision of this Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify BARRY for the portion of any such Payments to which BARRY is entitled.

6. Right Not Exclusive. The rights to indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which BARRY may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise as to action in BARRY's official capacity or as to action in another capacity while holding such office.

7. Subrogation. In the event of payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of BARRY, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

8. Notice of Claim. Promptly after receipt by BARRY of notice of the commencement or threat of commencement of any civil, criminal, administrative or investigative Suit, BARRY shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof in writing at its principal office and directed to the Corporate Secretary (or such other address as the Company shall designate in writing to BARRY); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, BARRY shall give the Company such information and cooperation as it may reasonably require and as shall be within BARRY's power.

9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principals of conflict of laws thereunder.

10. Jurisdiction. The Company and BARRY hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any Suit that arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

11. Coverage. The provisions of this Agreement shall apply to BARRY's service as a director, officer, employee or agent of the Company or at the Company's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to all periods of such service prior to and after the date of this Agreement, even though BARRY may have ceased such service at the time of indemnification hereunder.

12. Attorneys' Fees. If any Suit is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

14. Successors and Assigns. The Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of BARRY.

15. Descriptive Headings. The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

16. Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     IN WITNESS WHEREOF, the Company and BARRY have executed this Agreement as of the date first written above.


The  Company:                    BISHOP  EQUITIES,  INC.
                                 a  Nevada  corporation



                                 By: ------------------------------
                                     Its  Duly  Authorized  Officer



BARRY:

                                     ------------------------------
                                     FRANKLYN  S.  BARRY,  JR.

                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT, dated as of February 12, 1999, is made and entered into by and between BISHOP EQUITIES, INC., a Nevada corporation (the "Company"), and JAMES A. JOYCE ("JOYCE").

     WHEREAS,  JOYCE  is  currently  serving  as  a  director  of  the  Company;

     WHEREAS, the Articles of Incorporation (the "Charter") of the Company provides that the Company will indemnify, in the manner and to the fullest extent permitted by the Nevada Revised Statutes (the "NRS"), certain persons against specified expenses arising out of certain threatened, pending or completed actions, suits or proceedings; and

     WHEREAS, in order to induce JOYCE to continue to serve the Company in his present capacity, and to provide JOYCE with specific contractual assurance that the protection authorized by the Charter will be available to JOYCE, the Company wishes to enter into this Agreement.

     NOW  THEREFORE,  the  Company  and  JOYCE  hereby  agree  as  follows:

1. Definitions. The following terms, as used herein, shall have the following meanings.

     (a) "Suit" shall mean any claim, demand, action, suit, lawsuit, arbitration, mediation, hearing, or proceeding.

     (b) "Covered Claim" shall mean any threatened, pending or completed Suit, whether civil, criminal, administrative or investigative, by reason of the fact that JOYCE is or was a director of the Company.

     (c) "Determination" shall mean a determination, based upon the facts known at the time, made by:

          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the Suit in question, even though less than a quorum;

          (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion;

          (iii)     the  stockholders  of  the  Company;  or

          (iv) a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication.

In the event that there are conflicting determinations, the determination shall be given effect in the following order of precedence: First, by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication; second, to the stockholders of the Company; third, to the independent legal counsel in a written opinion; and last, to the Board of Directors of the Company.

     (d)     "Payment"  shall mean all costs and expenses (including attorneys')
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by JOYCE in connection with or relating to a Covered Claim.

2. Indemnification. The Company shall indemnify and hold harmless JOYCE against and from any and all Payments to the extent that:

     (a) the Company shall not have advanced expenses to JOYCE pursuant to the provisions of the Charter or otherwise and no Determination shall have been made pursuant to such Charter provision or the NRS that JOYCE is not entitled to indemnification;

     (b) JOYCE shall not already have received payment on account of such Payments from any third party, including, without limitation, pursuant to one or more valid and collectible insurance policies; and

     (c)     such  indemnification  by  the  Company  is  not  unlawful.

Notwithstanding anything contained in this Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof , the Company shall have no obligation to indemnify JOYCE in connection with a proceeding (or part thereof) initiated by JOYCE unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify JOYCE under this Agreement for any amounts paid in a settlement of any Suit effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any Suit in any manner that would impose any obligation on JOYCE (regardless of whether JOYCE would be entitled to indemnification for obligations) without JOYCE's prior written consent, which consent shall not be unreasonably withheld.

3.  Indemnification  Procedure;  Advancements  of  Expenses.

     (a) If at the time of receipt of any notice pursuant to Section 9 hereof the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such Suit to the insurers in accordance with the procedures set forth in the respective policies in favor of JOYCE. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of JOYCE, all Payments payable as a result of such Suit in accordance with the terms of such policies.

     (b) All expenses, including attorneys' fees, incurred by JOYCE in defending any Covered Claim shall be paid by the Company in advance of the final disposition of such Covered Claim upon an undertaking by or on behalf of JOYCE to repay such amount if it shall ultimately be determined by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to be indemnified by the Company as authorized herein. JOYCE hereby undertakes to and agrees that he will repay the Company for any expenses advanced by or on behalf of the Company pursuant to this Section 3(b) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that JOYCE is not entitled to indemnification under this Agreement.

     (c) If the Company shall advance the expenses of any such Suit pursuant to Section (b) hereof, it shall be entitled to assume the defense of such Suit, if appropriate, with counsel reasonably satisfactory to JOYCE, upon delivery to JOYCE of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to JOYCE under this Agreement for any expenses subsequently incurred by JOYCE in connection with such defense other than reasonable expenses of investigation; provided, however, that:

(i) JOYCE shall have the right to employ separate counsel in any such Suit provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at JOYCE's own expense; and

(ii) the fees and expenses of counsel employed by JOYCE shall be at the expense of the Company if (x) the employment of counsel by JOYCE has previously been authorized by the Company, (y) JOYCE shall have reasonably concluded that there may be a conflict of interest between the Company and JOYCE in the conduct of any such defense (provided, that the Company shall not be required to pay for more than one counsel to represent two or more indemnitees where such indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense) or (z) the Company shall not, in fact, have employed counsel reasonably satisfactory to JOYCE to assume the defense of such Suit.

     (d) All payments on account of the Company's advancement obligations under Section (b) hereof shall be made within 20 days of JOYCE's written request therefor. All other payments on account of the Company's obligations under this Agreement shall be made within 60 days of JOYCE's written request therefor, unless a Determination is made that the claims giving rise to JOYCE's request are not payable under this Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of JOYCE's incurrence of the expenses for which such payment is sought.

4. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(d) hereof, JOYCE may at any time thereafter bring suit against the Company to recover the unpaid amount of such clam. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

5. Partial Indemnification. If JOYCE is entitled under any provision of this Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify JOYCE for the portion of any such Payments to which JOYCE is entitled.

6. Right Not Exclusive. The rights to indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which JOYCE may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise as to action in JOYCE's official capacity or as to action in another capacity while holding such office.

7. Subrogation. In the event of payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of JOYCE, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

8. Notice of Claim. Promptly after receipt by JOYCE of notice of the commencement or threat of commencement of any civil, criminal, administrative or investigative Suit, JOYCE shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof in writing at its principal office and directed to the Corporate Secretary (or such other address as the Company shall designate in writing to JOYCE); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, JOYCE shall give the Company such information and cooperation as it may reasonably require and as shall be within JOYCE's power.

9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principals of conflict of laws thereunder.

10. Jurisdiction. The Company and JOYCE hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any Suit that arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

11. Coverage. The provisions of this Agreement shall apply to JOYCE's service as a director, officer, employee or agent of the Company or at the Company's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to all periods of such service prior to and after the date of this Agreement, even though JOYCE may have ceased such service at the time of indemnification hereunder.

12. Attorneys' Fees. If any Suit is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

14. Successors and Assigns. The Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of JOYCE.

15. Descriptive Headings. The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

16. Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.


     IN WITNESS WHEREOF, the Company and JOYCE have executed this Agreement as of the date first written above.


The  Company:                    BISHOP  EQUITIES,  INC.
                                 a  Nevada  corporation



                                 By: --------------------------------
                                     Its  Duly  Authorized  Officer



JOYCE:

                                     ---------------------------------
                                     JAMES  A.  JOYCE

                                INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT, dated as of February 12, 1999, is made and entered into by and between BISHOP EQUITIES, INC., a Nevada corporation (the "Company"), and EDWARD G. BROENNIMAN ("BROENNIMAN").

     WHEREAS,  BROENNIMAN  is  currently  serving  as a director of the Company;

     WHEREAS, the Articles of Incorporation (the "Charter") of the Company provides that the Company will indemnify, in the manner and to the fullest extent permitted by the Nevada Revised Statutes (the "NRS"), certain persons against specified expenses arising out of certain threatened, pending or completed actions, suits or proceedings; and

     WHEREAS, in order to induce BROENNIMAN to continue to serve the Company in his present capacity, and to provide BROENNIMAN with specific contractual assurance that the protection authorized by the Charter will be available to BROENNIMAN, the Company wishes to enter into this Agreement.

     NOW  THEREFORE,  the  Company  and  BROENNIMAN  hereby  agree  as  follows:

1. Definitions. The following terms, as used herein, shall have the following meanings.

     (a) "Suit" shall mean any claim, demand, action, suit, lawsuit, arbitration, mediation, hearing, or proceeding.

     (b) "Covered Claim" shall mean any threatened, pending or completed Suit, whether civil, criminal, administrative or investigative, by reason of the fact that BROENNIMAN is or was a director of the Company.

     (c) "Determination" shall mean a determination, based upon the facts known at the time, made by:

          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the Suit in question, even though less than a quorum;

          (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion;

          (iii)     the  stockholders  of  the  Company;  or

          (iv) a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication.

In the event that there are conflicting determinations, the determination shall be given effect in the following order of precedence: First, by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication; second, to the stockholders of the Company; third, to the independent legal counsel in a written opinion; and last, to the Board of Directors of the Company.

     (d)     "Payment"  shall mean all costs and expenses (including attorneys')
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by BROENNIMAN in connection with or relating to a Covered Claim.

2. Indemnification. The Company shall indemnify and hold harmless BROENNIMAN against and from any and all Payments to the extent that:

     (a) the Company shall not have advanced expenses to BROENNIMAN pursuant to the provisions of the Charter or otherwise and no Determination shall have been made pursuant to such Charter provision or the NRS that BROENNIMAN is not entitled to indemnification;

     (b) BROENNIMAN shall not already have received payment on account of such Payments from any third party, including, without limitation, pursuant to one or more valid and collectible insurance policies; and

     (c)     such  indemnification  by  the  Company  is  not  unlawful.

Notwithstanding anything contained in this Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof , the Company shall have no obligation to indemnify BROENNIMAN in connection with a proceeding (or part thereof) initiated by BROENNIMAN unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify BROENNIMAN under this Agreement for any amounts paid in a settlement of any Suit effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any Suit in any manner that would impose any obligation on BROENNIMAN (regardless of whether BROENNIMAN would be entitled to indemnification for obligations) without BROENNIMAN's prior written consent, which consent shall not be unreasonably withheld.

3.  Indemnification  Procedure;  Advancements  of  Expenses.

     (a) If at the time of receipt of any notice pursuant to Section 9 hereof the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such Suit to the insurers in accordance with the procedures set forth in the respective policies in favor of BROENNIMAN. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of BROENNIMAN, all Payments payable as a result of such Suit in accordance with the terms of such policies.

     (b) All expenses, including attorneys' fees, incurred by BROENNIMAN in defending any Covered Claim shall be paid by the Company in advance of the final disposition of such Covered Claim upon an undertaking by or on behalf of BROENNIMAN to repay such amount if it shall ultimately be determined by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to be indemnified by the Company as authorized herein. BROENNIMAN hereby undertakes to and agrees that he will repay the Company for any expenses advanced by or on behalf of the Company pursuant to this Section 3(b) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that BROENNIMAN is not entitled to indemnification under this Agreement.

     (c) If the Company shall advance the expenses of any such Suit pursuant to Section (b) hereof, it shall be entitled to assume the defense of such Suit, if appropriate, with counsel reasonably satisfactory to BROENNIMAN, upon delivery to BROENNIMAN of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to BROENNIMAN under this Agreement for any expenses subsequently incurred by BROENNIMAN in connection with such defense other than reasonable expenses of investigation; provided, however, that:

(i) BROENNIMAN shall have the right to employ separate counsel in any such Suit provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at BROENNIMAN's own expense; and

(ii) the fees and expenses of counsel employed by BROENNIMAN shall be at the expense of the Company if (x) the employment of counsel by BROENNIMAN has previously been authorized by the Company, (y) BROENNIMAN shall have reasonably concluded that there may be a conflict of interest between the Company and BROENNIMAN in the conduct of any such defense (provided, that the Company shall not be required to pay for more than one counsel to represent two or more indemnitees where such indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense) or (z) the Company shall not, in fact, have employed counsel reasonably satisfactory to BROENNIMAN to assume the defense of such Suit.

     (d) All payments on account of the Company's advancement obligations under Section (b) hereof shall be made within 20 days of BROENNIMAN's written request therefor. All other payments on account of the Company's obligations under this Agreement shall be made within 60 days of BROENNIMAN's written request therefor, unless a Determination is made that the claims giving rise to BROENNIMAN's request are not payable under this Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of BROENNIMAN's incurrence of the expenses for which such payment is sought.

4. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(d) hereof, BROENNIMAN may at any time thereafter bring suit against the Company to recover the unpaid amount of such clam. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

5. Partial Indemnification. If BROENNIMAN is entitled under any provision of this Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify BROENNIMAN for the portion of any such Payments to which BROENNIMAN is entitled.

6. Right Not Exclusive. The rights to indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which BROENNIMAN may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise as to action in BROENNIMAN's official capacity or as to action in another capacity while holding such office.

7. Subrogation. In the event of payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of BROENNIMAN, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

8. Notice of Claim. Promptly after receipt by BROENNIMAN of notice of the commencement or threat of commencement of any civil, criminal, administrative or investigative Suit, BROENNIMAN shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof in writing at its principal office and directed to the Corporate Secretary (or such other address as the Company shall designate in writing to BROENNIMAN); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, BROENNIMAN shall give the Company such information and cooperation as it may reasonably require and as shall be within BROENNIMAN's power.

9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principals of conflict of laws thereunder.

10. Jurisdiction. The Company and BROENNIMAN hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any Suit that arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

11. Coverage. The provisions of this Agreement shall apply to BROENNIMAN's service as a director, officer, employee or agent of the Company or at the Company's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to all periods of such service prior to and after the date of this Agreement, even though BROENNIMAN may have ceased such service at the time of indemnification hereunder.

12. Attorneys' Fees. If any Suit is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

14. Successors and Assigns. The Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of BROENNIMAN.

15. Descriptive Headings. The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

16. Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.


     IN WITNESS WHEREOF, the Company and BROENNIMAN have executed this Agreement as of the date first written above.


The  Company:                    BISHOP  EQUITIES,  INC.
                                 a  Nevada  corporation



                                 By: -------------------------------
                                     Its  Duly  Authorized  Officer



BROENNIMAN:

                                    --------------------------------
                                     EDWARD  G.  BROENNIMAN

                                   EXHIBIT "F"

                          COPIES OF EXCHANGED SHARES OR
                           LOST CERTIFICATE AFFIDAVITS

                                      NONE

                              POWER OF ATTORNEY


     THE UNDERSIGNED SHAREHOLDER (the "Shareholder") of AETHLON, INC. ("AETHLON") does hereby:

     (i) sells, assigns and transfers unto BISHOP EQUITIES, INC., a Nevada corporation ("BISHOP"), the number of shares of AETHLON set forth opposite his name in Exhibit "A" (the "Shares") to that certain Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of AETHLON, INC. by BISHOP EQUITIES, INC. dated February 12, 1999 (the "Agreement");

     (ii) irrevocably constitutes and appoints JAMES A. JOYCE ("JOYCE") as attorney-in-fact to transfer the Shares on the books of AETHLON to BISHOP as set forth in the Agreement, with full power of substitution in the premises;

     (iii) constitutes and appoints JOYCE as his true and lawful attorney-in-fact- and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities (until revoked in writing) to act on behalf of such Shareholder in connection with the Agreement and the exchange of the Shares for the BISHOP shares; and

     (iv) grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to accomplish all intents and purposes of the Agreement as such Shareholder might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this -- day of February, 1999.




---------------------------                      ------------------------------
(Signature of Shareholder)                       (Printed Name of Shareholder)

                                  MAUREEN ABATO
                                 ATTORNEY AT LAW
                          330 EAST 39th STREET - #36-C
                               New York, NY 10016
                    Tel: (212) 883-0878; Fax: (212) 883-0877



                                                               --------, 1999


To the Shareholders of Aethlon, Inc.

Ladies and Gentlemen:

     I have acted as counsel to Bishop Equities, Inc., a Nevada corporation (the "Company") in connection with the Agreement and Plan of Reorganization for the Acquisition of all of the outstanding shares of common stock of Aethlon, Inc. ("Aethlon") by the Company ("the Plan"). This opinion is furnished to you pursuant to Section 1.3.6 of the Plan.

     I have participated in the preparation of and have examined the proceedings of the Company in connection with the approval thereof and the authorization of the transactions contemplated thereby, and have further examined such corporate records and documents of the Company and certificates of officers of the Company, and public officials, as I have deemed relevant and necessary to enable me to render this opinion. I have relied on the accuracy of certain representations and warranties of the Company and Aethlon contained in the Plan and have relied upon such records, documents and certificates with respect to the accuracy of certain factual matters, without independent verification of the matters covered thereby. In my examination of such records, documents and certificates, I have assumed the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies of original documents, the authenticity of the originals of such latter documents, and the accuracy of the statements contained in such certificates.

     Based upon and in reliance upon the foregoing, I am of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted.

     2. The authorized capital stock of the Company consists of 25,000,000 common shares, par value $.001 per share, of which 511,500 are issued and outstanding; and all of the issued and outstanding shares of capital stock have been duly and validly authorized and issued and are fully paid and nonassessable, and to the best of my knowledge have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right, and such shares are free and clear of any liens or other encumbrances.

Shareholders of Aethlon, Inc.
Page Two.

     3. The Company has the corporate power and authority to authorize the issuance of the common stock under the Plan, and the Board of Directors of the Company has consented to and approved the issuance of the shares pursuant to the Plan.

     4. The delivery of the shares of common stock to the Aethlon stockholders pursuant to the Plan has been duly authorized by all necessary corporate action on the part of the Company. The 728,500 common shares to be issued to the Aethlon shareholders, as and when delivered to the Aethlon shareholders pursuant to the Plan, are validly issued and outstanding, fully paid and nonassessable, and are not subject to any preemptive or similar right.

     5. The Plan has been duly authorized, executed and delivered by the Company and, assuming the execution and delivery thereof by Aethlon, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     6. The execution, delivery and performance of the Plan by the Company, and the delivery by the Company to Aethlon of the shares of common stock pursuant to the terms of the Plan, will not result in a breach or violation of, or constitute a default under, the Company's Articles of Incorporation or Bylaws, or any statute, law, rule or regulation applicable to the Company or any of its properties, provided that the required "blue sky" filings are made as will be provided in the closing minutes.

     7. The execution, delivery and performance of the Plan by the Company and the delivery by the Company to Aethlon of the shares of common stock pursuant to the terms of the Plan will not violate or conflict with or result in a breach of or constitute (or event which might, with the passage of time or the giving of notice, or both, constitute a default) under, or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature upon any of the properties or assets of the Company pursuant to the terms of any indenture, mortgage, agreement, contract, deed of trust, promissory note, or other agreement or instrument to which the Company is subject.

     8. No consent, approval, authorization or order of, or registration or qualification with, any court or governmental agency or body or national securities exchange is required to be obtained by the Company for the delivery of the shares of common stock to Aethlon shareholders pursuant to the Plan, which has not been made or obtained by the Company.

Shareholders of Aethlon, Inc.
Page Three.

     9. To the best of my knowledge after due inquiry, except as disclosed in the Plan, there are no actions, suits, investigations or proceedings pending to which the Company is a party, before or by any court or governmental agency or body which in my opinion would result, individually or in the aggregate, in any material adverse change in the prospects, financial condition or results of operations of the Company or which would materially and adversely affect the properties or assets thereof, taken as a whole, or which seeks to restrain or prohibit the transactions contemplated by the Plan; and, to the best of my knowledge after due inquiry, no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

     This opinion is rendered solely for the benefit of Aethlon with respect to the shares of common stock to be delivered under the Plan, and is not to be used, circulated, quoted or referred to, or otherwise relied upon by any person, without my prior written consent.

Sincerely,




Maureen Abato

                                    EXHIBIT "I"

                          SCHEDULE OF EXCEPTIONS OF AETHLON

                                       NONE

                                    Aethlon,  Inc.
                                    Balance  Sheet
                                     (unaudited)


Assets                                            February  19,  1999

    Current  assets:
       Cash                                                 9,052
    Noncurrent  assets:
       Advances  to  Hemex                                109,300
    Other  Assets:
       Organizational  expense-net                         31,500
                                                          --------
    Total assets                                          149,852
                                                          --------

Liabilities  and  stockholders'  equity

    Current  liabilities:
       Accounts  payable                                      450

    Stockholders'  equity:
       Common  stock-authorized:  10,000,000  shares
            Par  Value:  0
       Outstanding:728,500  common  shares
       Paid  in  capital
       Retained  earnings  (deficit)                      220,500
    Total  stockholders'  equity                          149,402
                                                          --------

    Total  liabilities  and  stockholder's  equity        149,852
                                                          --------

                                    Aethlon,  Inc.
                          Statement  of  Stockholders'  Equity
                                     (unaudited)

                                  February 19, 1999


Date                         Common stock   Paid in capital Accumulated Deficit

Common Stock issued at                  $0          $60,000
Incorporation:
675,000 shares at $0 par value

53,500 shares placed privately
 9/29/98-2/19/99                         0          160,500

Retained Earnings (deficit) June 24,                                  (71,098)
1998 to February 19, 1999
                                     ------         --------          --------

  February  19,  1999                    $0         $220,500         ($71,098)

                                    Aethlon,  Inc.
                              Statement  of  Operations
                                     (unaudited)


                                          June 24, 1998 - February 19, 1999

Income

      Interest  Income                                      $57

Expenses

      Professional  expense                              56,750

      Office  expense                                    10,904

      Organization  expense                               3,500
                                                      -----------

Total  expenses                                          71,154

Net  operating  loss                                    ($71,098)
                                                      -----------

                                    Aethlon,  Inc.
                               Statement of Cash Flows
                                     (unaudited)


                                           June 24, 1998  - February 19, 1999

Cash flows from operating activities

      Net  loss                                        ($71,098)

      Adjustments  to  reconcile  net  loss  to
        Cash  flows  from  operating  activities:
        Organizational  expense                           3,500
      Increases  (Decreases)  in:
        Accounts  payable                                   450
                                                        --------

Cash  flows  from  investing  activities:
      Advances  to  Hemex                                109,300
      Organizational  Cost                                35,000
                                                        --------
Cash used by investing activities:                       144,300

Cash flows from financing activities
      Issuance of common stock                           220,500

Net increase (decrease) in cash                            9,052

Cash-beginning                                                 0

Cash-end                                                  $9,052
                                                         -------

                                    EXHIBIT "K"

                           AETHLON, INC. BANK ACCOUNTS



                           Money Market  Account:

                           Pacific National Bank
                           Account  Number    105170954
                           Signatory          James  A.  Joyce


                           Operating Account:

                           Pacific National Bank
                           Account Number     1005419201
                           Signatory          James  A.  Joyce

                                    EXHIBIT "L"

                          SCHEDULE OF EXCEPTIONS OF BISHOP

                                       NONE

                                  EXHIBIT "N"

                       BISHOP EQUITIES, INC. BANK ACCOUNTS



                       Operating  Account:

                       Citibank
                       Account  Number:     092  36255
                       Signatory:           Deborah  Salerno

                               EXHIBIT "A"

                              Aethlon, Inc.

        Shareholders' Names                   Number of Shares Issuable

James A. Joyce                                           675,000

John Orkish                                                1,700

Frank Lowthers & Angelica Camargo                         10,000

John P. Bell, Jr.                                         15,000

Philip A. & Margaret A. Ward                               7,500

Jeffrey Lee Dalton                                         8,000

Dana H. & Susan B. Lee                                     3,300

Edward C. Brookins Trust                                   3,000

Bruce A. & Rhoda P. Shear                                  5,000

Mario C. & Judith J. Drago                                 2,500

John Gaidmore                                              2,500

                                 AETHLON, INC.
                               7825 Fay Avenue
                                  Suite 200
                          La  Jolla, California 92037
                             Phone: (619) 456-5777
                               Fax: (619) 456-4690

                                 July 28, 1998

Mr. Franklyn S. Barry, Jr.
President and Chief Executive Officer
Hemex, Inc.
143 Windsor Avenue
Buffalo, New York 14209

         Re:    Aethlon, Inc. Letter of Intent

Dear  Mr.  Barry:

         In accordance with our various discussions, this letter is written to evidence our mutual intention to enter into this binding Letter of Intent (the "Letter of Intent") pursuant to which Aethlon, Inc., a California corporation ("Aethlon") will secure the acquisition of Hemex, Inc., a Delaware corporation ("Hemex"), by Bishop Equities, Inc., a Nevada corporation ("Bishop"), through a tax-free exchange of stock pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Hemex Reorganization"). For purposes of this Letter of Intent, Aethlon, Hemex and Bishop are hereinafter collectively referred to as the "Consolidated Companies."

         Prior to entering into this Letter of Intent, Aethlon has also entered into another, separate letter of intent with Bishop, pursuant to which Aethlon will also be acquired by Bishop through a tax-free exchange of stock pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Aethlon Reorganization") immediately prior to the closing of the Hemex Reorganization. The acquisition of Aethlon and Hemex by Bishop as contemplated hereby are hereinafter collectively referred to as the "Acquisitions."

         Aethlon and Hemex agree that execution of this Letter of Intent is subject to the following terms and conditions:

         1. Aethlon will use its best efforts to raise at least $400,000.00 through a private placement of shares of Aethlon Common Stock (hereinafter referred to as the "Aethlon Offering") and through contributions of capital to Aethlon by its founder. The shares issued pursuant to the Aethlon Offering will not be registered under federal or state securities laws, but

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 2

will be issued pursuant to one or more exemptions from the registration requirements of applicable state and/or federal securities laws. The Aethlon Reorganization will occur as soon as practicable following the closing of the Aethlon Offering. The parties hereto agree that Aethlon and Bishop (following the Aethlon Reorganization) will use the proceeds from the Aethlona 0ffering, as provided in Appendix I, to provide working capital and to prepare for and complete an anticipated $3,000,000.00 private placement to be conducted by Bishop after the Acquisitions. If Aethlon fails to raise at least $400,000.00 in the Aethlon Offering and close the Aethlon Reorganization within sixty (60) days of the Securities Registration Compliance Date, Hemex will-be entitled to terminate this Letter of Intent without being in breach. (For purposes of this Letter of Intent, the "Securities Registration Compliance Date" shall be the date upon which both the Private Placement Memorandum is completed and all necessary Blue Sky registration requirements and/or exemptions thereto are complied with for the Aethlon Offering . At anytime after this Letter of Intent is executed by Hemex and prior to the Hemex Reorganization, Hemex, will be able to request that Aethlon make advances to Hemex from Aethlon's available funds (such advances to Hemex are hereinafter referred to as "Interim Advances"). However, once Hemex requests and receives from Aethlon any Interim Advances, Hemex will no longer be able to terminate this Letter of Intent based on Aethlon's failure to complete the Aethlon Offering. If this Letter of Intent is terminated for any reason, then in addition to such other remedies as the parties may have, Aethlon may elect to convert the Interim Advances to a loan bearing interest at ten percent (10%) per annum from the date such funds were advanced, which loan shall immediately be due and payable to Aethlon.

         2. Immediately prior to the Acquisitions, Bishop will have outstanding no more than 511,500 shares of its Common Stock. Upon completion of the Aethlon Offering and the Aethlon Reorganization, or at anytime after receiving Interim Advances and being so instructed by Aethlon, Hemex will be obligated to close the Hemex Reorganization, whereby Hemex will transfer all outstanding shares of Hemex stock to Bishop in return for 1,350,000 shares of Common Stock of Bishop. Prior to the Hemex Reorganization, Aethlon and Bishop will close the Aethlon Reorganization whereby Aethlon's shareholders will transfer all outstanding shares of Aethlon stock to Bishop in return for 825,000 shares of Common Stock of Bishop. Immediately following the Acquisitions, the total number of outstanding shares of Common Stock of Bishop will be 2,686,500, and the former shareholders of Hemex will collectively own approximately 50.25% of the outstanding shares of Bishop, the former shareholders of Aethlon will own approximately 30.71% of the outstanding shares of Bishop, and the original shareholders of Bishop will own approximately 19.04% of the outstanding shares of Bishop.

         3. Upon completion of the Acquisitions, management of the Consolidated Companies shall use its best efforts to raise $3,000,000.00 for the Consolidated Companies through a private placement of Bishop stock (hereinafter referred to as the "Bishop Offering."), and the proceeds shall be used as reflected in Appendix II. The terms and conditions of the proposed Bishop Offering will be agreed upon and approved by the board of directors of Bishop (hereinafter referred to as the "Board"). Prior to completion of the Bishop Offering, a majority

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 3

of the Board shall be appointed by Hemex. In the event the Board is comprised of three (3) members, one member shall be James A. Joyce and the other two (2) shall be Franklyn S. Barry, Jr. plus one additional member appointed by Hemex.

         4. In the event that Bishop does not conclude both the Aethlon Reorganization and the Hemex Reorganization within ninety (90) days following execution of this Letter of Intent by Hemex, then Aethlon will have the right, for a period of ninety (90) additional days, to either assume the rights and responsibilities of Bishop set forth herein, or to replace Bishop with another "public shell" which shall assume the rights and responsibilities of Bishop set forth herein to enable Aethlon and Hemex to complete the intents and purposes of this Letter of Intent. Aethlon's rights pursuant to this Letter of Intent shall be assignable by Aethlon; however, during the period between the execution of this Letter of Intent and the closing of the Hemex Reorganization, such right is subject to the approval of Hemex. Furthermore, upon the termination or expiration of this Letter of Intent, Hemex may not enter into any financial or business relationship, for a period of twenty-four (24) months from the date of termination or expiration, with any party exposed to the transactions proposed herein without the prior written consent of Aethlon. This covenant shall survive the termination or expiration of this Letter of Intent. In addition to any other rights and remedies Aethlon may have in the event of a breach of this Letter of Intent, Hemex agrees that Aethlon shall also have the right to injunctive relief to enforce this provision.

         5. Prior to the Hemex Reorganization, Hemex will cause all Shareholders Loans and one (1) year 14% Convertible Notes, including any and all accrued interest incurred thereon, to be converted to common stock of Hemex. Furthermore, prior to the Hemex Reorganization, Hemex will reduce the total of all liabilities, including both short-term and long-term liabilities, to no more than Five Hundred Thousand Dollars ($500,000.00).

         6. As a condition to the closing of the Hemex Reorganization, the Hemex Shareholders and the Aethlon founder will enter into an agreement with Bishop pursuant to which the Hemex Shareholders and the Aethlon founder will agree that they will not, without prior written approval of Bishop, offer for sale, sell, pledge, hypothecate or otherwise dispose of, directly or indirectly, any of the shares of Bishop stock which they may own legally or beneficially in any manner whatsoever, whether pursuant to Rule 144 of the Securities Act of 1933 or otherwise, for a period of eighteen (18) months from the date of receipt of the Bishop shares. As a further condition to the closing of the Hemex Reorganization, Hemex and all of its shareholders approving the transaction and the Aethlon founder will further agree and authorize Bishop to take any actions (including, but not limited to, notification of Bishop's transfer agent regarding any such restrictions) necessary to enforce this provision and restrict the sale or transfer of the Bishop shares as provided herein.

         7. As a condition to the closing of the Hemex Reorganization, Bishop, on behalf of itself and the Consolidated Companies, shall execute and enter into separate employment contracts with (i) Dr. Clara M. Ambrus, Chairman of the Board of Directors and

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 4

Chief Scientific Officer of Hemex; (ii) Franklyn S. Barry, Jr., President and Chief Executive Officer of Hemex; and (iii) James A. Joyce, President of Aethlon. The exact terms of each of the employment contracts will be negotiated in good faith in the future (prior to the closing of the Hemex Reorganization) by the parties referenced above. However, in the event that one or more of the parties is/are unable to reach agreement on the terms of their respective employment contract(s), then the respective terms and conditions listed in Appendix III, attached hereto and incorporated herein, shall constitute a binding employment contract, to be interpreted as necessary by the Compensation Committee of the Board.

         8. Each party shall pay for those legal and accounting fees which it incurs in the course of the transactions contemplated herein from the funds provided for in the Aethlon Offering, as set forth in Appendix I to this Letter of Intent.

         9. In the event one or more audits are required of Bishop, Hemex, Aethlon or the Consolidated Companies as a prerequisite to any transaction contemplated herein, and such audit or audits cannot be completed within the time frames set forth herein, then each such deadline shall automatically be extended to a date sixty (60) days after such audited financial statements are issued.

         10. Until consummation or termination of the Hemex Reorganization, Hemex will conduct its business only in the ordinary course and none of the assets or properties of Hemex shall be sold or disposed of except in the ordinary course of business or with the consent of Aethlon. Hemex further agrees not to enter into any agreements regarding the sale, exchange, issuance, or other disposition of its stock, whether such stock be outstanding, treasury, and/or authorized but not issued, to any other person or persons, whether individual or corporate, without the prior written consent of Aethlon.

         11. Aethlon makes the following representations and warranties to Hemex, which shall be incorporated into the parties' formal agreements and which shall survive the closing of the Acquisitions:

                (a) Aethlon is a corporation duly organized, validly existing and in good standing under the laws of California, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

                (b) Aethlon has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Aethlon, and no other corporate proceedings on the part of Aethlon are necessary to authorize the Letter of Intent and the transactions contemplated by the Letter of Intent.

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 5

                (c) The execution and delivery of the Letter of Intent, the consummation of the transactions contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of Aethlon, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Aethlon, or
(iii)  result in the creation or imposition of any lien on any asset of Aethlon.

         12. Hemex makes the following representations and warranties to Aethlon, which shall survive the closing of the Acquisitions:

                (a) Hemex is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

                (b) Hemex has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Hemex.

                (c) The execution and delivery of the Letter of Intent and the consummation of the transactions contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the articles of incorporation or bylaws of Hemex, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Hemex, or
(iii)  result  in  the creation or imposition of any lien on any asset of Hemex.

         As soon as practicable following the execution of this Letter of Intent, the parties shall commence the preparation of one or more formal agreements which shall incorporate the terms and provisions set forth in this Letter of Intent as well as such other terms and conditions as are customarily included in such transaction documents. Each party agrees to negotiate in good faith such additional terms and conditions. However, in the event that the parties are unable to agree on such additional terms and conditions, this Letter of Intent and such additional terms and conditions as the parties may agree upon shall constitute the binding agreement of the parties and shall be fully enforceable in the event of a breach.

Mr. Franklyn S. ]Barry, Jr.
July 28, 1998
Page 6

         If the foregoing is in accordance with your intentions and our understanding regarding the items set forth, please so indicate by signing below and returning a signed original of this letter to me. A duplicate original is provided for your records.

                                            Very truly yours,

                                            AETHLON, INC.


                                               /s/ James A. Joyce
                                            ---------------------------
                                            By:  James A. Joyce
                                                 Its: President

AGREED AND ACCEPTED

Hemex, Inc., a Delaware corporation



      /s/ Franklyn S. Barry
By:  ---------------------------------

              President and CEO
        Its:  ---------------------------------

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 7

                                    APPENDLX I

               CONTEMPLATED USE OF PROCEEDS OF THE AETHLON OFFERING

The contemplated use of proceeds from the Aethlon Offering shall be as follows:

      Aethlon transaction and administrative expenses:              $ 95,000.00

      Hemex transaction and administrative expenses
      including the reduction of accounts payable:                  $205,000.00

      Hemex Phase II Clinical Trial preparation:                    $100,000.00

Mr.  Franklyn  S.  Barry,  Jr.
July  28,  1998
Page  8

                                    APPENDIX  II

               CONTEMPLATED USE OF PROCEEDS OF THE BISHOP OFFERING

The contemplated use of proceeds from the Bishop Offering shall be as follows:

      Bishop  Offering  expenses:                                $  350,000.00

      Working  capital  for  the  Consolidated  Companies:       $1,800,000.00

      Reduction  of  accrued  debt  and  expenses:               $  500,000.00

      Offering  expenses  related  to  future  follow-on  raise: $  350,000.00


       In the event that the Bishop Offering for the Consolidated Companies is on a minimum-maximum basis that allows for the Consolidated Companies to break escrow and obtain proceeds prior to the sale of the entire offering, then the use of proceeds shall be applied first to Offering Expenses and second to working capital and the reduction of accrued debt and expenses. Of those funds released from escrow, funds applied to the reduction of accrued debts and expenses will not exceed five percent (5%) of any amount up to Two Million Dollars ($2,000,000.00), and will not exceed ten percent (10%) of any amount up to Two Million Five Hundred Thousand Dollars ($2,500,000.00).

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 9

                                    APPENDIX III

                     TERMS AND CONDITIONS OF EMPLOYMENT CONTRACTS


       In  the event that Dr. Clara Ambrus, Franklyn S. Barry, Jr., and/or James
A. Joyce (collectively, the "Employees" and individually an "Employee") fail to reach agreement with Bishop (the "Company") on the exact terms and conditions of their respective employment agreements, then the following respective terms and conditions shall constitute a binding employment contract for the Employee who so fails to reach agreement, to be interpreted as necessary by the Compensation Committee of the Board.

       Term  of Contract:         Two  (2) years, with automatic renewal for one
                                  (1)year  periods  unless notice is given prior
                                  to the expiration of the initial term (or such subsequent renewal term, if applicable).

       Termination  of  Contract: Either  party can  terminate the contract upon sixty (60) days written notice; or the company may terminate immediately with or without cause.

       Severance  Package:        If  the  employment  contract is terminated by
                                  the Employee, or (ii) the Company for cause, then the Employee is not entitled to any severance pay; if the employment contract is terminated by the Company without cause, then the Company shall pay the Employee one (1)year of salary from the date of termination.

       Non-Compete  Provision:    The  Employee  shall  not compete, directly or
                                  indirectly,  with   any  of  the  Consolidated
                                  Companies (i.e., Hemex, Aethlon or Bishop and any future acquired company) during the term of their employment.

       Non-Disclosure  Provision: The   Employees   shall   not   disclose   any
                                  Confidential   information   to   any    third
                                  parties,  at  any  time.

       Disability  Provision:     After   one   hundred  eighty  (180)  days  of
                                  Complete disability, defined as inability to Substantially perform the duties required of such Employee prior to the disability, the Company can terminate the

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 10

                                  Employee with no further salary obligation and no further severance obligation.

       Incentive  Compensation:   A  pool created by twenty percent (20%) of net
                                  income over approved plan in any year is divided in proportion to each officer's salary as a percentage of all salaries of officers participating in the plan.

       Stock  Option  Plan:       A  properly  approved  Incentive  Stock Option
                                  Plan   (the  "Plan"),   administered   by    a
                                  Compensation   Committee   of   the  Board  of
                                  Directors,  shall  be  in  place within ninety
                                  (90)   days   of   the   completion   of   the
                                  Acquisitions.   The  Plan  shall  provide  for
                                  Franklyn  S.  Barry,  Jr. to be issued Options
                                  To  purchase  412,500  shares  of stock in the
                                  Consolidated  Companies   at  the  same  price
                                  Offered  to investors in the Aethlon Offering.
                                  The Option may be exercised at any time for five (5) years after the applicable lock-up period.

       Miscellaneous:             The  Consolidated  Companies   shall  promptly
                                  reimburse  all  reason~61e  expenses  incurred
                                  by  the Employee related to the performance of
                                  their  duties as an Employee; the Consolidated
                                  Companies  shall  provide health insurance and
                                  long-term   disability   insurance    to   the
                                  Employee;  and  the Employee shall be entitled
                                  to  four  (4)   weeks  of  paid  vacation  and
                                  reasonable  time  for  personal  matters.

       Position/Title:            Dr.  Clara  M.   Ambrus  shall  be  the  Chief
                                  Scientific  Officer   of  Hemex  and  Aethlon;
                                  Franklyn S. Barry, Jr., shall be a member of the board of directors, President, and Chief
                                  Executive  Officer  of  Hemex and Aethlon; and
                                  James A. Joyce shall be the Chairman of the Board of Directors of Aethlon.

       Salary:                    The  salaries  for  1998  shall be as follows:
                                  Dr. Clara Ambrus - $80,000.00; Franklyn S. Barry, Jr. $120,000.00; James A. Joyce $108,000.00. The salaries shall be subject to adjustment at the end of each calendar year.

Mr. Franklyn S. Barry, Jr.
July 28, 1998
Page 11


                                      /s/  Clara M. Ambrus
                                  --------------------------------------------


                                      /s/ Franklin S. Barry, Jr.
--------------------------------------------------------------------
                                  --------------------------------------------


                                      /s/  James A. Joyce
                                   -------------------------------------------

                                  AETHLON, INC.
                                 7825 Fay Avenue
                                    Suite 200
                           La Jolla, California 92037
                              Phone: (619) 456-5777
                               Fax: (619) 456-4690

                                 July 15, 1998

Ms. Deborah Salerno
President
Bishop Equities, Inc.
355 Southend Avenue
Apartment 22B
New York, New York 10280

Re:          Aethlon, Inc. Letter of Intent

Dear Ms. Salerno:

     In accordance with our various discussions, this letter is written to evidence our mutual intention to enter into this non-binding Letter of Intent (the "Letter of Intent") pursuant to which Bishop Equities, Inc., a Nevada corporation ("Bishop"), will acquire both Aethlon, Inc., a California corporation ("Aethlon"), and Hemex, Inc., a Delaware corporation ("Hemex"). Bishop will acquire Aethlon through a tax-free exchange of stock pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Aethlon Reorganization). Bishhop will also acquire Hemex through a separate tax-free exchange of stock pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Hemex Reorganization". For purposes of this Letter of Intent, Aethlon, Hemex, and Bishop are hereinafter collectively referred to as the "Consolidated Companies."

     As soon as is practicable after entering into this Letter of Intent, Aethlon will also enter into another, separate letter of intent with Hemex (substantially in accordance with the Letter of Intent dated July 15, 1998, a copy of which is attached hereto as Exhibit "I"), pursuant to which Aethlon will secure the right for Bishop to complete the Hemex Reorganization immediately after the closing of the Aethlon Reorganization. The acquisition of Aethlon and Hemex by Bishop as contemplated hereby are hereinafter collectively referred to as the "Acquisitions."

     Aethlon and Bishop agree that execution of this Letter of Intent is subject to the following terms and conditions:

Ms. Deborah Salerno
July 15, 1998
Page 2

     1 . Immediately prior to the Acquisitions, Bishop will have outstanding no more than 511,500 shares of its Common Stock. Within ninety (90) days following execution of the Aethlon-Hemex Letter of Intent by Hemex, Bishop will close the Aethlon Reorganization, whereby Aethlon's shareholders will transfer all outstanding shares of Aethlon stock to Bishop in return for 825,000 shares of Common Stock of Bishop. As soon as practicable after the close of the Aethlon Reorganization (but within ninety (90) days following execution of the Aethlon Hemex Letter of Intent by Hemex), Bishop will close the Hemex Reorganization, whereby Hemex' shareholders will transfer all outstanding shares of Hemex stock to Bishop in return for 1,350,000 shares of Common Stock of Bishop. Immediately following the Acquisitions, the total number of outstanding shares of Common Stock of Bishop will be 2,686,500, and the former shareholders of Hemex will collectively own approximately 50.25% of the outstanding shares of Bishop, the former shareholders of Aethlon will own approximately 30.71% of the outstanding shares of Bishop, and the original shareholders of Bishop will own approximately 19.04% of the outstanding shares of Bishop.

     2. Upon completion of the Acquisitions, all of the Directors on Bishop's Board will immediately resign and shall be replaced by a slate of directors to be named by Aethlon's Board of Directors, a majority of which shall be approved by Hemex. In the event Bishop's Board is comprised of three (3) members, one (1) member shall be James A. Joyce, one (1) member shall be Franklyn S. Barry, Jr., and one (1) member shall be appointed by Hemex.

3. Bishop must acquire both Hemex and Aethlon, pursuant . to this Letter of Intent and the Aethlon-Hemex Letter of Intent, and Bishop shall not have the right to acquire only one of the corporations without also acquiring the other. In the event that Bishop does not conclude both the Aethlon Reorganization and the Hemex Reorganization within ninety (90) days following execution of the Aethlon-Hemex Letter of Intent by Hemex, then both Aethlon and Bishop shall have the right to terminate this Letter of Latent, without obligation, by giving written notice of termination to the other party. Additionally, during the due diligence review period, either party may terminate this Letter of Intent, without obligation, by giving written notice of termination to the. other party.

     4. As a condition to the closing of the Hemex Reorganization and the Aethlon Reorganization, the original shareholders of Bishop will enter into an agreement with Aethlon pursuant to which the original shareholders of Bishop will agree that they will not, without prior written approval of Aethlon, offer for sale, sell, pledge, hypothecate or otherwise dispose of, directly or indirectly, any of the shares of Bishop stock which they may own legally or beneficially in any manner whatsoever, whether pursuant to Rule 144 of the Securities Act of 1933 or otherwise, for a period of time, to be negotiated in good faith prior to closing the Aethlon Reorganization by Aethlon and Bishop, from the date of the closing of the Acquisitions. As a further condition to the closing of the Hemex Reorganization and the Aethlon Reorganization, Bishop and all of its original shareholders will further agree and authorize Aethlon to take any actions (including, but not limited to, notification of Bishop's transfer agent

Ms. Deborah Salerno
July 15, 1998
Page 3

regarding any such restrictions) necessary to enforce this provision and restrict the sale or transfer of the Bishop shares as provided herein.

     5. Each party shall pay for its own legal and accounting fees to consummate the Acquisitions.

     6. Until consummation or termination of the Hemex Reorganization and Aethlon Reorganization, Bishop will conduct its business only in the ordinary course and none of the assets or properties of Bishop shall be sold or disposed of except in the ordinary course of business or with the consent of Aethlon. Bishop further agrees not to enter into any agreements regarding the sale, exchange, issuance, or other disposition of its stock, whether such stock be outstanding, treasury, and/or authorized but not issued, to any other person or persons, whether individual or corporate. Bishop further agrees not to take any actions that may lead to or result in Bishop being de-listed by the National Association of Stock Dealers Automated Quotations ("Nasdaq") OTC Bulletin Board (Nasdaq symbol: BSEQ).

     7. In the event one or more audits are required of Bishop, Hemex, Aethlon or the Consolidated Companies as a prerequisite to any transaction contemplated herein, and such audit or audits cannot be completed within the time frames set forth herein, then each such deadline shall automatically be extended to a date sixty (60) days after such audited financial statements are issued.

     8. Aethlon makes the following representations and warranties to Bishop, which shall be incorporated into the parties' formal agreements and which shall survive the closing of the Acquisitions:

     (a) Aethlon is a corporation duly organized, validly existing and in good standing under the laws of California, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

     (b) Aethlon has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Aethlon, and no other corporate proceedings on the part of Aethlon are necessary to authorize the Letter of Intent and the transactions contemplated by this Letter of Intent.

(c) The execution and delivery of the Letter of Intent, the consummation of the transactions contemplated by this Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i)conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of Aethlon, (ii) violate or conflict with,

Ms. Deborah Salerno
July 15, 1998
Page 4

or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Aethlon, or (iii) result in the creation or imposition of any lien on any asset of Aethlon.

     9. Bishop makes the following representations and warranties to Aethlon, which shall survive the closing of the Acquisitions:

     (a) Bishop is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

     (b) Bishop is a public corporation that is listed on the Nasdaq OTC Bulletin Board, is governed by the Securities Exchange Act of 1934, and is subject to regulation by the National Association of Stock Dealers ("NASD") and the Securities and Exchange Commission, and is currently in good standing with all governmental authorities, is current with all of its required regulatory filings, and is, to the best of its knowledge, not under investigation by any governmental authority.

     (c) Bishop has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Bishop and no other corporate proceedings on the part of Bishop are necessary to authorize the Letter of Intent and the transactions contemplated by this Letter of Intent.

     (d The execution and delivery of the Letter of Intent, the consummation of the transactions 'contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the articles of incorporation or bylaws of Bishop, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Bishop, or (iii) result in the creation or imposition of any lien on any asset of Bishop.

     (e) The Common Stock of Bishop that Bishop will issue to the former shareholders of Aethlon and Hemex hereunder, when issued and delivered in accordance with the terms of this Letter of Intent, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions (i)under this Letter of Intent, (ii)under the letter of intent between Hemex and Aethlon, and (iii) under applicable state and federal securities laws.

Ms. Deborah Salerno
July 15, 1998
Page 4

or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Aethlon, or (iii) result in the creation or imposition of any lien on any asset of Aethlon.

     9.     Bishop  makes  the  following  representations   and  warranties  to
Aethlon,  which  shall  survive  the  closing  of  the  Acquisitions:

     (a) Bishop is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification.

     (b) Bishop is a public corporation that is listed on the Nasdaq OTC Bulletin Board, is governed by the Securities Exchange Act of 1934, and is subject to regulation by the National Association of Stock Dealers C`NASD'~ and the Securities and Exchange Commission, and is currently in good standing with all governmental authorities, is current with all of its required regulatory filings, and is, to the best of its knowledge, not under investigation by any governmental authority.

     (c) Bishop has the requisite corporate power and authority to enter into this Letter of Intent and to carry out its obligations under this Letter of Intent. The execution and delivery of this Letter of Intent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Bishop and no other corporate proceedings on the part of Bishop are necessary to authorize the Letter of Intent and the transactions contemplated by this Letter of Intent.

     (d)     The   execution   and   delivery  of  the  Letter  of  Intent,  the
consummation of the transactions 'Contemplated by the Letter of Intent and compliance with their terms will not, as of the closing of the Acquisitions (i) conflict with, or result in any violation of any provision of, the articles of incorporation or bylaws of Bishop, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Bishop, or
(iii)  result  in the creation or imposition of any lien on any asset of Bishop.

     (e) The Common Stock of Bishop that Bishop will issue to the former shareholders of Aethlon and Hemex hereunder, when issued and delivered in accordance with the terms of this Letter of Intent, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions (i) under this Letter of Intent, (ii) under the letter of intent between Hemex and Aethlon, and (iii) under applicable state and federal securities laws.

Ms. Deborah Salerno
July 15, 1998
Page 5

     As soon practicable following the execution of this Letter of Intent, the parties shall commence the preparation on one or more formal agreements which shall incorporate the terms and provisions set forth in this Letter of Intent as well as such other terms and conditions as are customarily included in such transaction documents. Each party agrees to negotiate in good faith such additional terms and conditions. Except as provided above, neither Aethlon nor Bishop will be under any legal obligation to the other until such time as formal agreement(s) have been executed.


   If the foregoing is in, accordance with your intentions and our understanding regarding the items set forth, please so indicate by signing below and returning a signed original of this letter to me. A duplicate original is provided for your records.

                                          Very truly yours,

                                          AETHLON, INC



                                            /s/  James A. Joyce
                                           ------------------------------------
                                           By:    James A.  Joyce
                                                  Its  President


AGREED AND ACCEPTED

Bishop Equities, Inc., a Nevada corporation


              /s/ Deborah Salerno
By:       --------------------------------------------------
              Deborah Salerno
              Its:  President

                          UNANIMOUS CONSENT IN LIEU OF
                    SPECIAL MEETING OF THE BOARD OF DIRECTORS
                            OF BISHOP EQUITIES, INC.




     The undersigned, constituting the entire Board of Directors of Bishop Equities, Inc. (the "Company") hereby ratifies and approves the following resolutions with the same formality as if the matters had been put to a vote of the Directors at a meeting held upon notice:

     RESOLVED, that the officers may take all actions necessary in connection with the execution and delivery and performance in accordance with the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Hemex, Inc., by Bishop Equities, Inc.; and it is further

     RESOLVED, that the officers may take all actions necessary in connection with the execution and delivery and performance in accordance with the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Aethlon, Inc., by Bishop Equities, Inc.; and it is further

     RESOLVED, that the following persons are hereby elected and appointed to serve as members of the Board of Directors of the Company, effective as of the closing date of the Reorganization:


                       Franklyn S. Barry, Jr.
                       James A. Joyce
                       Edward G. Broenniman

and it is further


     RESOLVED, that the Company accepts the resignations of its officers, Deborah Salerno and Maureen Abato, effective as of the closing date of the Reorganization.


                                   -----------------------------
                                   Deborah Salerno


                                   -----------------------------
                                   Maureen Abato


Dated:  As of February 22, 1999

                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT, dated as of February 12, 1999, is made and entered into by and between BISHOP EQUITIES, INC., a Nevada corporation (the "Company"), and FRANKLYN S. BARRY, JR. ("BARRY").

     WHEREAS,  BARRY  is  currently  serving  as  a  director  of  the  Company;

     WHEREAS, the Articles of Incorporation (the "Charter") of the Company provides that the Company will indemnify, in the manner and to the fullest extent permitted by the Nevada Revised Statutes (the "NRS"), certain persons against specified expenses arising out of certain threatened, pending or completed actions, suits or proceedings; and

     WHEREAS, in order to induce BARRY to continue to serve the Company in his present capacity, and to provide BARRY with specific contractual assurance that the protection authorized by the Charter will be available to BARRY, the Company wishes to enter into this Agreement.

     NOW  THEREFORE,  the  Company  and  BARRY  hereby  agree  as  follows:

1. Definitions. The following terms, as used herein, shall have the following meanings.

     (a) "Suit" shall mean any claim, demand, action, suit, lawsuit, arbitration, mediation, hearing, or proceeding.

     (b) "Covered Claim" shall mean any threatened, pending or completed Suit, whether civil, criminal, administrative or investigative, by reason of the fact that BARRY is or was a director of the Company.

     (c) "Determination" shall mean a determination, based upon the facts known at the time, made by:

          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the Suit in question, even though less than a quorum;

          (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion;

          (iii)    the  stockholders  of  the  Company;  or

          (iv) a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication.

In the event that there are conflicting determinations, the determination shall be given effect in the following order of precedence: First, by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication; second, to the stockholders of the Company; third, to the independent legal counsel in a written opinion; and last, to the Board of Directors of the Company.

     (d)     "Payment"  shall mean all costs and expenses (including attorneys')
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by BARRY in connection with or relating to a Covered Claim.

2. Indemnification. The Company shall indemnify and hold harmless BARRY against and from any and all Payments to the extent that:

     (a) the Company shall not have advanced expenses to BARRY pursuant to the provisions of the Charter or otherwise and no Determination shall have been made pursuant to such Charter provision or the NRS that BARRY is not entitled to indemnification;

     (b) BARRY shall not already have received payment on account of such Payments from any third party, including, without limitation, pursuant to one or more valid and collectible insurance policies; and

     (c)     such  indemnification  by  the  Company  is  not  unlawful.

Notwithstanding anything contained in this Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof , the Company shall have no obligation to indemnify BARRY in connection with a proceeding (or part thereof) initiated by BARRY unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify BARRY under this Agreement for any amounts paid in a settlement of any Suit effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any Suit in any manner that would impose any obligation on BARRY (regardless of whether BARRY would be entitled to indemnification for obligations) without BARRY's prior written consent, which consent shall not be unreasonably withheld.

3.  Indemnification  Procedure;  Advancements  of  Expenses.

     (a) If at the time of receipt of any notice pursuant to Section 9 hereof the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such Suit to the insurers in accordance with the procedures set forth in the respective policies in favor of BARRY. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of BARRY, all Payments payable as a result of such Suit in accordance with the terms of such policies.

     (b) All expenses, including attorneys' fees, incurred by BARRY in defending any Covered Claim shall be paid by the Company in advance of the final disposition of such Covered Claim upon an undertaking by or on behalf of BARRY to repay such amount if it shall ultimately be determined by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to be indemnified by the Company as authorized herein. BARRY hereby undertakes to and agrees that he will repay the Company for any expenses advanced by or on behalf of the Company pursuant to this Section 3(b) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that BARRY is not entitled to indemnification under this Agreement.

     (c) If the Company shall advance the expenses of any such Suit pursuant to Section (b) hereof, it shall be entitled to assume the defense of such Suit, if appropriate, with counsel reasonably satisfactory to BARRY, upon delivery to BARRY of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to BARRY under this Agreement for any expenses subsequently incurred by BARRY in connection with such defense other than reasonable expenses of investigation; provided, however, that:

(i) BARRY shall have the right to employ separate counsel in any such Suit provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at BARRY's own expense; and

(ii) the fees and expenses of counsel employed by BARRY shall be at the expense of the Company if (x) the employment of counsel by BARRY has previously been authorized by the Company, (y) BARRY shall have reasonably concluded that there may be a conflict of interest between the Company and BARRY in the conduct of any such defense (provided, that the Company shall not be required to pay for more than one counsel to represent two or more indemnitees where such indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense) or (z) the Company shall not, in fact, have employed counsel reasonably satisfactory to BARRY to assume the defense of such Suit.

     (d) All payments on account of the Company's advancement obligations under Section (b) hereof shall be made within 20 days of BARRY's written request therefor. All other payments on account of the Company's obligations under this Agreement shall be made within 60 days of BARRY's written request therefor, unless a Determination is made that the claims giving rise to BARRY's request are not payable under this Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of BARRY's incurrence of the expenses for which such payment is sought.

4. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(d) hereof, BARRY may at any time thereafter bring suit against the Company to recover the unpaid amount of such clam. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

5. Partial Indemnification. If BARRY is entitled under any provision of this Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify BARRY for the portion of any such Payments to which BARRY is entitled.

6. Right Not Exclusive. The rights to indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which BARRY may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise as to action in BARRY's official capacity or as to action in another capacity while holding such office.

7. Subrogation. In the event of payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of BARRY, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

8. Notice of Claim. Promptly after receipt by BARRY of notice of the commencement or threat of commencement of any civil, criminal, administrative or investigative Suit, BARRY shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof in writing at its principal office and directed to the Corporate Secretary (or such other address as the Company shall designate in writing to BARRY); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, BARRY shall give the Company such information and cooperation as it may reasonably require and as shall be within BARRY's power.

9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principals of conflict of laws thereunder.

10. Jurisdiction. The Company and BARRY hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any Suit that arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

11. Coverage. The provisions of this Agreement shall apply to BARRY's service as a director, officer, employee or agent of the Company or at the Company's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to all periods of such service prior to and after the date of this Agreement, even though BARRY may have ceased such service at the time of indemnification hereunder.

12. Attorneys' Fees. If any Suit is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

14. Successors and Assigns. The Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of BARRY.

15. Descriptive Headings. The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

16. Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     IN WITNESS WHEREOF, the Company and BARRY have executed this Agreement as of the date first written above.


The  Company:                    BISHOP  EQUITIES,  INC.
                                 a  Nevada  corporation



                                 By: ------------------------------
                                     Its  Duly  Authorized  Officer



BARRY:

                                     ------------------------------
                                     FRANKLYN  S.  BARRY,  JR.

                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT, dated as of February 12, 1999, is made and entered into by and between BISHOP EQUITIES, INC., a Nevada corporation (the "Company"), and JAMES A. JOYCE ("JOYCE").

     WHEREAS,  JOYCE  is  currently  serving  as  a  director  of  the  Company;

     WHEREAS, the Articles of Incorporation (the "Charter") of the Company provides that the Company will indemnify, in the manner and to the fullest extent permitted by the Nevada Revised Statutes (the "NRS"), certain persons against specified expenses arising out of certain threatened, pending or completed actions, suits or proceedings; and

     WHEREAS, in order to induce JOYCE to continue to serve the Company in his present capacity, and to provide JOYCE with specific contractual assurance that the protection authorized by the Charter will be available to JOYCE, the Company wishes to enter into this Agreement.

     NOW  THEREFORE,  the  Company  and  JOYCE  hereby  agree  as  follows:

1. Definitions. The following terms, as used herein, shall have the following meanings.

     (a) "Suit" shall mean any claim, demand, action, suit, lawsuit, arbitration, mediation, hearing, or proceeding.

     (b) "Covered Claim" shall mean any threatened, pending or completed Suit, whether civil, criminal, administrative or investigative, by reason of the fact that JOYCE is or was a director of the Company.

     (c) "Determination" shall mean a determination, based upon the facts known at the time, made by:

          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the Suit in question, even though less than a quorum;

          (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion;

          (iii)     the  stockholders  of  the  Company;  or

          (iv) a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication.

In the event that there are conflicting determinations, the determination shall be given effect in the following order of precedence: First, by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication; second, to the stockholders of the Company; third, to the independent legal counsel in a written opinion; and last, to the Board of Directors of the Company.

     (d)     "Payment"  shall mean all costs and expenses (including attorneys')
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by JOYCE in connection with or relating to a Covered Claim.

2. Indemnification. The Company shall indemnify and hold harmless JOYCE against and from any and all Payments to the extent that:

     (a) the Company shall not have advanced expenses to JOYCE pursuant to the provisions of the Charter or otherwise and no Determination shall have been made pursuant to such Charter provision or the NRS that JOYCE is not entitled to indemnification;

     (b) JOYCE shall not already have received payment on account of such Payments from any third party, including, without limitation, pursuant to one or more valid and collectible insurance policies; and

     (c)     such  indemnification  by  the  Company  is  not  unlawful.

Notwithstanding anything contained in this Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof , the Company shall have no obligation to indemnify JOYCE in connection with a proceeding (or part thereof) initiated by JOYCE unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify JOYCE under this Agreement for any amounts paid in a settlement of any Suit effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any Suit in any manner that would impose any obligation on JOYCE (regardless of whether JOYCE would be entitled to indemnification for obligations) without JOYCE's prior written consent, which consent shall not be unreasonably withheld.

3.  Indemnification  Procedure;  Advancements  of  Expenses.

     (a) If at the time of receipt of any notice pursuant to Section 9 hereof the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such Suit to the insurers in accordance with the procedures set forth in the respective policies in favor of JOYCE. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of JOYCE, all Payments payable as a result of such Suit in accordance with the terms of such policies.

     (b) All expenses, including attorneys' fees, incurred by JOYCE in defending any Covered Claim shall be paid by the Company in advance of the final disposition of such Covered Claim upon an undertaking by or on behalf of JOYCE to repay such amount if it shall ultimately be determined by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to be indemnified by the Company as authorized herein. JOYCE hereby undertakes to and agrees that he will repay the Company for any expenses advanced by or on behalf of the Company pursuant to this Section 3(b) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that JOYCE is not entitled to indemnification under this Agreement.

     (c) If the Company shall advance the expenses of any such Suit pursuant to Section (b) hereof, it shall be entitled to assume the defense of such Suit, if appropriate, with counsel reasonably satisfactory to JOYCE, upon delivery to JOYCE of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to JOYCE under this Agreement for any expenses subsequently incurred by JOYCE in connection with such defense other than reasonable expenses of investigation; provided, however, that:

(i) JOYCE shall have the right to employ separate counsel in any such Suit provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at JOYCE's own expense; and

(ii) the fees and expenses of counsel employed by JOYCE shall be at the expense of the Company if (x) the employment of counsel by JOYCE has previously been authorized by the Company, (y) JOYCE shall have reasonably concluded that there may be a conflict of interest between the Company and JOYCE in the conduct of any such defense (provided, that the Company shall not be required to pay for more than one counsel to represent two or more indemnitees where such indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense) or (z) the Company shall not, in fact, have employed counsel reasonably satisfactory to JOYCE to assume the defense of such Suit.

     (d) All payments on account of the Company's advancement obligations under Section (b) hereof shall be made within 20 days of JOYCE's written request therefor. All other payments on account of the Company's obligations under this Agreement shall be made within 60 days of JOYCE's written request therefor, unless a Determination is made that the claims giving rise to JOYCE's request are not payable under this Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of JOYCE's incurrence of the expenses for which such payment is sought.

4. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(d) hereof, JOYCE may at any time thereafter bring suit against the Company to recover the unpaid amount of such clam. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

5. Partial Indemnification. If JOYCE is entitled under any provision of this Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify JOYCE for the portion of any such Payments to which JOYCE is entitled.

6. Right Not Exclusive. The rights to indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which JOYCE may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise as to action in JOYCE's official capacity or as to action in another capacity while holding such office.

7. Subrogation. In the event of payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of JOYCE, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

8. Notice of Claim. Promptly after receipt by JOYCE of notice of the commencement or threat of commencement of any civil, criminal, administrative or investigative Suit, JOYCE shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof in writing at its principal office and directed to the Corporate Secretary (or such other address as the Company shall designate in writing to JOYCE); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, JOYCE shall give the Company such information and cooperation as it may reasonably require and as shall be within JOYCE's power.

9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principals of conflict of laws thereunder.

10. Jurisdiction. The Company and JOYCE hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any Suit that arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

11. Coverage. The provisions of this Agreement shall apply to JOYCE's service as a director, officer, employee or agent of the Company or at the Company's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to all periods of such service prior to and after the date of this Agreement, even though JOYCE may have ceased such service at the time of indemnification hereunder.

12. Attorneys' Fees. If any Suit is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

14. Successors and Assigns. The Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of JOYCE.

15. Descriptive Headings. The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

16. Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.


     IN WITNESS WHEREOF, the Company and JOYCE have executed this Agreement as of the date first written above.


The  Company:                    BISHOP  EQUITIES,  INC.
                                 a  Nevada  corporation



                                 By: --------------------------------
                                     Its  Duly  Authorized  Officer



JOYCE:

                                     ---------------------------------
                                     JAMES  A.  JOYCE

                                INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT, dated as of February 12, 1999, is made and entered into by and between BISHOP EQUITIES, INC., a Nevada corporation (the "Company"), and EDWARD G. BROENNIMAN ("BROENNIMAN").

     WHEREAS,  BROENNIMAN  is  currently  serving  as a director of the Company;

     WHEREAS, the Articles of Incorporation (the "Charter") of the Company provides that the Company will indemnify, in the manner and to the fullest extent permitted by the Nevada Revised Statutes (the "NRS"), certain persons against specified expenses arising out of certain threatened, pending or completed actions, suits or proceedings; and

     WHEREAS, in order to induce BROENNIMAN to continue to serve the Company in his present capacity, and to provide BROENNIMAN with specific contractual assurance that the protection authorized by the Charter will be available to BROENNIMAN, the Company wishes to enter into this Agreement.

     NOW  THEREFORE,  the  Company  and  BROENNIMAN  hereby  agree  as  follows:

1. Definitions. The following terms, as used herein, shall have the following meanings.

     (a) "Suit" shall mean any claim, demand, action, suit, lawsuit, arbitration, mediation, hearing, or proceeding.

     (b) "Covered Claim" shall mean any threatened, pending or completed Suit, whether civil, criminal, administrative or investigative, by reason of the fact that BROENNIMAN is or was a director of the Company.

     (c) "Determination" shall mean a determination, based upon the facts known at the time, made by:

          (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the Suit in question, even though less than a quorum;

          (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion;

          (iii)     the  stockholders  of  the  Company;  or

          (iv) a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication.

In the event that there are conflicting determinations, the determination shall be given effect in the following order of precedence: First, by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication; second, to the stockholders of the Company; third, to the independent legal counsel in a written opinion; and last, to the Board of Directors of the Company.

     (d)     "Payment"  shall mean all costs and expenses (including attorneys')
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by BROENNIMAN in connection with or relating to a Covered Claim.

2. Indemnification. The Company shall indemnify and hold harmless BROENNIMAN against and from any and all Payments to the extent that:

     (a) the Company shall not have advanced expenses to BROENNIMAN pursuant to the provisions of the Charter or otherwise and no Determination shall have been made pursuant to such Charter provision or the NRS that BROENNIMAN is not entitled to indemnification;

     (b) BROENNIMAN shall not already have received payment on account of such Payments from any third party, including, without limitation, pursuant to one or more valid and collectible insurance policies; and

     (c)     such  indemnification  by  the  Company  is  not  unlawful.

Notwithstanding anything contained in this Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof , the Company shall have no obligation to indemnify BROENNIMAN in connection with a proceeding (or part thereof) initiated by BROENNIMAN unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify BROENNIMAN under this Agreement for any amounts paid in a settlement of any Suit effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any Suit in any manner that would impose any obligation on BROENNIMAN (regardless of whether BROENNIMAN would be entitled to indemnification for obligations) without BROENNIMAN's prior written consent, which consent shall not be unreasonably withheld.

3.  Indemnification  Procedure;  Advancements  of  Expenses.

     (a) If at the time of receipt of any notice pursuant to Section 9 hereof the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such Suit to the insurers in accordance with the procedures set forth in the respective policies in favor of BROENNIMAN. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of BROENNIMAN, all Payments payable as a result of such Suit in accordance with the terms of such policies.

     (b) All expenses, including attorneys' fees, incurred by BROENNIMAN in defending any Covered Claim shall be paid by the Company in advance of the final disposition of such Covered Claim upon an undertaking by or on behalf of BROENNIMAN to repay such amount if it shall ultimately be determined by a court or arbitrator of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to be indemnified by the Company as authorized herein. BROENNIMAN hereby undertakes to and agrees that he will repay the Company for any expenses advanced by or on behalf of the Company pursuant to this Section 3(b) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that BROENNIMAN is not entitled to indemnification under this Agreement.

     (c) If the Company shall advance the expenses of any such Suit pursuant to Section (b) hereof, it shall be entitled to assume the defense of such Suit, if appropriate, with counsel reasonably satisfactory to BROENNIMAN, upon delivery to BROENNIMAN of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to BROENNIMAN under this Agreement for any expenses subsequently incurred by BROENNIMAN in connection with such defense other than reasonable expenses of investigation; provided, however, that:

(i) BROENNIMAN shall have the right to employ separate counsel in any such Suit provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at BROENNIMAN's own expense; and

(ii) the fees and expenses of counsel employed by BROENNIMAN shall be at the expense of the Company if (x) the employment of counsel by BROENNIMAN has previously been authorized by the Company, (y) BROENNIMAN shall have reasonably concluded that there may be a conflict of interest between the Company and BROENNIMAN in the conduct of any such defense (provided, that the Company shall not be required to pay for more than one counsel to represent two or more indemnitees where such indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense) or (z) the Company shall not, in fact, have employed counsel reasonably satisfactory to BROENNIMAN to assume the defense of such Suit.

     (d) All payments on account of the Company's advancement obligations under Section (b) hereof shall be made within 20 days of BROENNIMAN's written request therefor. All other payments on account of the Company's obligations under this Agreement shall be made within 60 days of BROENNIMAN's written request therefor, unless a Determination is made that the claims giving rise to BROENNIMAN's request are not payable under this Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of BROENNIMAN's incurrence of the expenses for which such payment is sought.

4. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of expenses under this Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(d) hereof, BROENNIMAN may at any time thereafter bring suit against the Company to recover the unpaid amount of such clam. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

5. Partial Indemnification. If BROENNIMAN is entitled under any provision of this Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify BROENNIMAN for the portion of any such Payments to which BROENNIMAN is entitled.

6. Right Not Exclusive. The rights to indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which BROENNIMAN may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise as to action in BROENNIMAN's official capacity or as to action in another capacity while holding such office.

7. Subrogation. In the event of payment under this Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of BROENNIMAN, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

8. Notice of Claim. Promptly after receipt by BROENNIMAN of notice of the commencement or threat of commencement of any civil, criminal, administrative or investigative Suit, BROENNIMAN shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company thereof in writing at its principal office and directed to the Corporate Secretary (or such other address as the Company shall designate in writing to BROENNIMAN); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, BROENNIMAN shall give the Company such information and cooperation as it may reasonably require and as shall be within BROENNIMAN's power.

9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principals of conflict of laws thereunder.

10. Jurisdiction. The Company and BROENNIMAN hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any Suit that arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

11. Coverage. The provisions of this Agreement shall apply to BROENNIMAN's service as a director, officer, employee or agent of the Company or at the Company's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise with respect to all periods of such service prior to and after the date of this Agreement, even though BROENNIMAN may have ceased such service at the time of indemnification hereunder.

12. Attorneys' Fees. If any Suit is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

14. Successors and Assigns. The Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of BROENNIMAN.

15. Descriptive Headings. The descriptive headings in this Agreement are included for the convenience of the parties only and shall not affect the construction of this Agreement.

16. Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing and signed by each of the parties hereto.


     IN WITNESS WHEREOF, the Company and BROENNIMAN have executed this Agreement as of the date first written above.


The  Company:                    BISHOP  EQUITIES,  INC.
                                 a  Nevada  corporation



                                 By: -------------------------------
                                     Its  Duly  Authorized  Officer



BROENNIMAN:

                                    --------------------------------
                                     EDWARD  G.  BROENNIMAN

                                   EXHIBIT "F"

                          COPIES OF EXCHANGED SHARES OR
                           LOST CERTIFICATE AFFIDAVITS

                                      NONE

                               POWER OF ATTORNEY


     THE UNDERSIGNED SHAREHOLDER (the "Shareholder") of HEMEX, INC. ("HEMEX") does hereby:

     (i) sells, assigns and transfers unto BISHOP EQUITIES, INC., a Nevada corporation ("BISHOP"), the number of shares of HEMEX set forth opposite his name in Exhibit "A" (the "Shares") to that certain Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of HEMEX, INC. by BISHOP EQUITIES, INC. dated February 12, 1999 (the "Agreement");

     (ii) irrevocably constitutes and appoints FRANKLYN S. BARRY, JR. ("BARRY") as attorney-in-fact to transfer the Shares on the books of HEMEX to BISHOP as set forth in the Agreement, with full power of substitution in the premises;

     (iii) constitutes and appoints BARRY as his true and lawful attorney-in-fact- and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities (until revoked in writing) to act on behalf of such Shareholder in connection with the Agreement and the exchange of the Shares for the BISHOP shares; and

     (iv) grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to accomplish all intents and purposes of the Agreement as such Shareholder might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this -- day of February, 1999.




-------------------------------             ---------------------------------
(Signature of Shareholder)                  (Printed Name of Shareholder)

                                  MAUREEN ABATO
                                 ATTORNEY AT LAW
                          330 EAST 39th STREET - #36-C
                               New York, NY 10016
                    Tel: (212) 883-0878; Fax: (212) 883-0877



                                                               --------, 1999


To the Shareholders of Aethlon, Inc.

Ladies and Gentlemen:

     I have acted as counsel to Bishop Equities, Inc., a Nevada corporation (the "Company") in connection with the Agreement and Plan of Reorganization for the Acquisition of all of the outstanding shares of common stock of Aethlon, Inc. ("Aethlon") by the Company ("the Plan"). This opinion is furnished to you pursuant to Section 1.3.6 of the Plan.

     I have participated in the preparation of and have examined the proceedings of the Company in connection with the approval thereof and the authorization of the transactions contemplated thereby, and have further examined such corporate records and documents of the Company and certificates of officers of the Company, and public officials, as I have deemed relevant and necessary to enable me to render this opinion. I have relied on the accuracy of certain representations and warranties of the Company and Aethlon contained in the Plan and have relied upon such records, documents and certificates with respect to the accuracy of certain factual matters, without independent verification of the matters covered thereby. In my examination of such records, documents and certificates, I have assumed the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies of original documents, the authenticity of the originals of such latter documents, and the accuracy of the statements contained in such certificates.

     Based upon and in reliance upon the foregoing, I am of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted.

     2. The authorized capital stock of the Company consists of 25,000,000 common shares, par value $.001 per share, of which 511,500 are issued and outstanding; and all of the issued and outstanding shares of capital stock have been duly and validly authorized and issued and are fully paid and nonassessable, and to the best of my knowledge have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right, and such shares are free and clear of any liens or other encumbrances.

Shareholders of Aethlon, Inc.
Page Two.

     3. The Company has the corporate power and authority to authorize the issuance of the common stock under the Plan, and the Board of Directors of the Company has consented to and approved the issuance of the shares pursuant to the Plan.

     4. The delivery of the shares of common stock to the Aethlon stockholders pursuant to the Plan has been duly authorized by all necessary corporate action on the part of the Company. The 728,500 common shares to be issued to the Aethlon shareholders, as and when delivered to the Aethlon shareholders pursuant to the Plan, are validly issued and outstanding, fully paid and nonassessable, and are not subject to any preemptive or similar right.

     5. The Plan has been duly authorized, executed and delivered by the Company and, assuming the execution and delivery thereof by Aethlon, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     6. The execution, delivery and performance of the Plan by the Company, and the delivery by the Company to Aethlon of the shares of common stock pursuant to the terms of the Plan, will not result in a breach or violation of, or constitute a default under, the Company's Articles of Incorporation or Bylaws, or any statute, law, rule or regulation applicable to the Company or any of its properties, provided that the required "blue sky" filings are made as will be provided in the closing minutes.

     7. The execution, delivery and performance of the Plan by the Company and the delivery by the Company to Aethlon of the shares of common stock pursuant to the terms of the Plan will not violate or conflict with or result in a breach of or constitute (or event which might, with the passage of time or the giving of notice, or both, constitute a default) under, or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature upon any of the properties or assets of the Company pursuant to the terms of any indenture, mortgage, agreement, contract, deed of trust, promissory note, or other agreement or instrument to which the Company is subject.

     8. No consent, approval, authorization or order of, or registration or qualification with, any court or governmental agency or body or national securities exchange is required to be obtained by the Company for the delivery of the shares of common stock to Aethlon shareholders pursuant to the Plan, which has not been made or obtained by the Company.

Shareholders of Aethlon, Inc.
Page Three.

     9. To the best of my knowledge after due inquiry, except as disclosed in the Plan, there are no actions, suits, investigations or proceedings pending to which the Company is a party, before or by any court or governmental agency or body which in my opinion would result, individually or in the aggregate, in any material adverse change in the prospects, financial condition or results of operations of the Company or which would materially and adversely affect the properties or assets thereof, taken as a whole, or which seeks to restrain or prohibit the transactions contemplated by the Plan; and, to the best of my knowledge after due inquiry, no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

     This opinion is rendered solely for the benefit of Aethlon with respect to the shares of common stock to be delivered under the Plan, and is not to be used, circulated, quoted or referred to, or otherwise relied upon by any person, without my prior written consent.

Sincerely,




Maureen Abato

                                  EXHIBIT I

                         HEMEX SCHEDULE OF EXCEPTIONS

Section 3.6  Financial Statements

1. Hemex Financial Statements for December 31, 1997 and September 30, 1998 have been prepared internally, and have not been subject to audit or review. While management believes that these statements represent in all material respects the financial condition of Hemex on these dates, they have not applied generally accepted accounting principals in a manner consistent with the audited statements for the year ended December 31, 1996 in the following respects:

       Generally accepted accounting principals require that a deferred compensation liability be discounted from its face value, to the extent of the time between the statement date and the point in the future when such deferred compensation is likely to be paid, usually when the company expects to sell its product. The face value of deferred compensation has been used in internal statements.

       Generally accepted accounting principals require that Hemex, as a Development Stage Enterprise, present cumulative results from inception of the company as well as results for the period. This format is used in the audited statements for the year ended December 31, 1996, but not in the internal statements.

Section 3.16  Contracts and Commitments

1. Hemex is party to an Employment Agreement dated April 1, 1997 with its President and CEO, Franklyn S. Barry, Jr. This agreement requires, among other provisions, payment of salary of $9,000 per month and contribution to health insurance of $350 per month. Upon completion of the reorganization between Bishop and Hemex, Barry will become an employee of Bishop and this Agreement will cease. Through September 30, 1998, Barry had received no payments of salary or contribution to health insurance under this Agreement.

Section 3.19  Arrangements with Employees

1. Although there is no formal deferred compensation plan between Hemex and its former and current officers, the Board of Directors of Hemex has directed that all unpaid salary of officers be accrued as a liability of the company. Four officers have the following deferred compensation accrued at September 30, 1998:

Clara M. Ambrus           Chairman of the Board          $189,744
Franklyn S. Barry, Jr.    President and CEO              $162,000
Linda A. Broenniman       Former President and CEO       $ 65,770
Edward M. Broenniman      Former Chief Operating Officer $132,212

HEMEX, INC.                                                          Feb-22-98
BALANCE SHEET DECEMBER 31, 1997


ASSETS

   Cash                                                           $        110
   Prepaid Insurance                                                      1200
                                                                   -----------
   TOTAL CURRENT ASSETS                                           $      1,310

   Equipment                                                      $    157,428
   Less: Accumulated Depreciation                                 $    103,585
                                                                   -----------
   NET FIXED ASSETS                                               $     53,843

   Patents, Net of Amortization                                   $     55,267

   TOTAL ASSETS                                                   $    110,780
                                                                   -----------

LIABILITIES & SHAREHOLDERS EQUITY

   Accounts Payable                                               $    373,043
   Accrued Payroll Taxes                                                 1,250
   Accrued Interest                                                     42,415
   Accrued Wages                                                         1,022
   Accrued Income Taxes                                                  3,191
   Accrued Expenses - Other                                                -
                                                                   -----------
   TOTAL CURRENT LIABILITIES                                      $    420,191

   Loans Payable - Stockholders                                   $    291,732
   Loans Payable - Others                                         $     50,000
   Deferred Compensation                                          $    402,059
                                                                   -----------
   TOTAL LONG-TERM LIABILITIES                                    $    743,791

   STOCKHOLDERS EQUITY                                            $ (1,053,932)

TOTAL LIABILITIES & STOCKHOLDERS EQUITY                           $    110,780
                                                                   -----------

HEMEX, INC.                                                         Feb-22-98
PROFIT & LOSS STATEMENT 1997


RECEIPTS                                                          $      -

EXPENDITURES
   Salaries Wages and Payroll Taxes                               $    359,169
   Fringe Benefits                                                      10,684
                                                                   -----------
   Subtotal - Personnel                                           $    369,853

   Consulting Services                                            $     34,409
   Legal and Accounting Services                                        48,645
   Production & Engineering                                                540
   R & D Services & Supplies                                            18,684
   G & A Services & Supplies                                             7,471
   Rent                                                                 35,292
   Travel & Other Reimburseables                                        44,295
   Insurance                                                             3,111
   Patent Fees                                                           8,770
   Depreciation & Amortization                                          22,349
                                                                   -----------
   Subtotal - Operations                                          $    223,566

LOSS FROM OPERATIONS                                              $    593,419

Interest Expense                                                  $     28,118
Provision for Income Taxes                                        $      3,191

NET LOSS                                                          $    624,728
                                                                   -----------

HEMEX, INC.                                                         Nov 1 1998
BALANCE SHEET SEPTEMBER 30, 1998



ASSETS

   Cash                                                           $        181
   Prepaid Insurance                                                        -
                                                                   -----------
   TOTAL CURRENT ASSETS                                           $        181

   Equipment                                                      $    157,428
   Less: Accumulated Depreciation                                 $    117,585
                                                                   -----------
   NET FIXED ASSETS                                               $     39,843

   Patents, Net of Amortization                                   $     52,562

   TOTAL ASSETS                                                   $     92,586
                                                                   -----------

LIABILITIES & SHAREHOLDERS EQUITY

   Accounts Payable                                               $    401,986
   Accrued Payroll Taxes                                                   -
   Accrued Interest                                                     60,987
   Accrued Wages                                                           -
   Accrued Income Taxes                                                  2,393
   Accrued Expenses - Other                                                -
                                                                   -----------
   TOTAL CURRENT LIABILITIES                                      $    465,366

   Loans Payable - Stockholders                                   $    291,732
   Loans Payable - Others                                         $     77,000
   Deferred Compensation                                          $    543,059
                                                                   -----------
   TOTAL LONG-TERM LIABILITIES                                    $    911,791

   STOCKHOLDERS EQUITY                                            $ (1,284,571)

TOTAL LIABILITIES & STOCKHOLDERS EQUITY                           $     92,586
                                                                   -----------

HEMEX, INC.                                                           1-Nov-98
PROFIT & LOSS STATEMENT 9 MONTHS 1998


RECEIPTS                                                          $      -

EXPENDITURES
   Salaries Wages and Payroll Taxes                               $    149,040
   Fringe Benefits                                                         880
                                                                   -----------
   Subtotal - Personnel                                           $    149,920

   Consulting Services                                            $        -
   Legal and Accounting Services                                        33,110
   Production & Engineering                                                -
   R & D Services & Supplies                                             1,322
   G & A Services & Supplies                                             1,639
   Rent                                                                 22,696
   Travel & Other Reimburseables                                         2,661
   Insurance                                                            (2,771)
   Patent Fees                                                          10,145
   Depreciation & Amortization                                          16,762
   Miscellaneous Taxes                                                     320
                                                                   -----------
   Subtotal - Operations                                          $     85,884

LOSS FROM OPERATIONS                                              $    235,804

Interest Expense                                                  $     18,572
Provision for Income Taxes                                        $      2,393

NET LOSS                                                          $    256,769
                                                                   -----------

                              EXHIBIT K

                      REAL PROPERTY OF HEMEX


Hemex occupies three laboratories at the University at Buffalo Foundation Incubator, Baird Research park, 1576 Sweet Home Road, Amherst, NY 14228. Occupancy is on a month to month basis under the terms of a Revocable Permit dated November 12, 1993, with 30 days notice required to vacate the Premises. Monthly rent is $2,640.17 as of February 1, 1999.

                              EXHIBIT L

                  LIST OF PERSONAL PROPERTY OF HEMEX


DESCRIPTION                                      ORIGINAL COST  ACQUIRED

Perkin Elmer Atomic Absorbtion Spectrophotometer    $48,033       1989
Sigma Centrifuge                                      4,100       1990
Perkin Elmer HPLC System                             21,425       1990
Perkin Elmer Infrared Spectrophotometer               7,800       1991
Baker Sterilgard Hood                                 7,000       1991
Environmental Equipment Low Temperature Freezer       3,250       1991
Corning Mega-Pure System                              2,356       1991
SWECO Grinding Mill                                   9,111       1992
Sorval Refrigerated Centrifuge                       25,400       1993
Cary UV-VIS Spectrophotometer                         9,995       1993
Mettler Balance                                       4,100       1993
ISCO Fraction Collector & Control                     3,193       1993
Precision Shaking Water Bath                          3,295       1993
Hemochrome HE 401C                                    3,688       1996
Ferro Chem II                                         5,500       1996
Bio-Rad Econo-Pump Column Pump                        2,678       1996
Schmadzu UV Spectrophotometer                         7,140       1996



Note: All other fixed assets, with original cost under $2,000, have an Aggregate cost of $27,934

                             EXHIBIT M


             HEMEX PATENTS, TRADEMARKS, AND SERVICE MARKS


Hemex owns the following patents:


USA:No.4,612,122 Removing Heavy Metal Ions From Blood Issued September 16, 1986
USA:No.4,714,556 Blood Purification                   Issued December 22, 1987
USA:No.4,787,974 Blood Purification                   Issued November 29, 1988



Hemex has applied for assignment of the following foreign patents from Dr. Clara Ambrus:

EEC:No.0,073,888    Removing Heavy Metal Ions From Blood  Issued April 23, 1986
Japan:No.110,047/82 Removing Heavy Metal Ions From Blood  Issued June 7, 1994


Hemex has applied for the following patent:

USA:No.09/123,029 Process For Immobilizing a Chelator Applied For July 27, 1998
                  On Silica, Device Containing
                  Immobilized Chelator, and Use
                  Thereof

                             EXHIBIT N


                      HEMEX INSURANCE POLICIES


Hemex has the following Insurance Policies in effect:


POLICY                      UNDERWRITER       TERMS

Worker's Compensation and   The Hartford      NY State Required WC Coverage
Employer's Liability                          $100M/accident, $500M/disease

New York Disability         Zurich Insurance  NY State Required DBL Coverage

                              EXHIBIT O


                         HEMEX BANK ACCOUNTS
                                  AND
                          BANKING AUTHORITY

Hemex has one bank account:

Checking Account:   Marine Midland Bank, NA
                    529 Elmwood Avenue
                    Buffalo, New York  14222
                    Acct No: D773799443


Authorized Signatures:

Dr. Clara Ambrus, Chairman of the Board
Franklyn S. Barry, Jr., President and CEO


Banking Authority:

Checks to $5,000              Ambrus or Barry
Checks over $5,000            Ambrus and Barry

Borrowings to $10,000         Ambrus or Barry
Borrowings over $10,000       Ambrus and Barry


Commitment Authority:

Purchase Orders to $5,000     Ambrus or Barry
Purchase Orders over $5,000   Ambrus and Barry
Any Project over $25,000      Board of Directors

                                    EXHIBIT "P"

                          SCHEDULE OF EXCEPTIONS OF BISHOP

                                       NONE

                                  EXHIBIT "R"

                       BISHOP EQUITIES, INC. BANK ACCOUNTS



                       Operating  Account:

                       Citibank
                       Account  Number:     092  36255
                       Signatory:           Deborah  Salerno